                             EVERGREEN KEYSTONE
                               STATE TAX-FREE
                                   FUNDS

            (photo of mountain with silhouettes of states)
                             1997 Annual Report

                    (Evergreen Keystone Funds logo)

                                EVERGREEN KEYSTONE


                               TABLE OF CONTENTS

Letter to Shareholders.................................     1
Keystone California Tax Free Fund
     Fund at a Glance..................................     2
     Management Report.................................     3
Keystone Massachusetts Tax Free Fund
     Fund at a Glance..................................     4
     Management Report.................................     5
Keystone Missouri Tax Free Fund
     Fund at a Glance..................................     6
     Management Report.................................     7
Evergreen New Jersey Tax Free Income Fund
     Fund at a Glance..................................     8
     Management Report.................................     9
Keystone New York Tax Free Fund
     Fund at a Glance..................................    10
     Management Report.................................    11
Keystone Pennsylvania Tax Free Fund
     Fund at a Glance..................................    12
     Management Report.................................    13
Growth of Investments..................................    14
Financial Highlights
     Keystone California Tax Free Fund.................    16
     Keystone Massachusetts Tax Free Fund..............    18
     Keystone Missouri Tax Free Fund...................    20
     Evergreen New Jersey Tax Free Income Fund.........    22
     Keystone New York Tax Free Fund...................    24
     Keystone Pennsylvania Tax Free Fund...............    26
Schedule of Investments
     Keystone California Tax Free Fund.................    28
     Keystone Massachusetts Tax Free Fund..............    30
     Keystone Missouri Tax Free Fund...................    32
     Evergreen New Jersey Tax Free Income Fund.........    34
     Keystone New York Tax Free Fund...................    37
     Keystone Pennsylvania Tax Free Fund...............    39
Statements of Assets and Liabilities...................    42
Statements of Operations...............................    44
Statements of Changes in Net Assets....................    48
Notes to Financial Statements..........................    54
Independent Auditors' Report...........................    61
Additional Information.................................    62

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $29 billion.

                                EVERGREEN KEYSTONE

                             LETTER TO SHAREHOLDERS
                                    May 1997


                           (photo of William M. Ennis)
                                WILLIAM M. ENNIS

Dear Shareholders:

While not without its surprises, municipal bond investing during the past year tended to be rewarding for investors. This was particularly true on an after-tax basis, and especially so for those investors receiving the double-tax free benefit of state-specific mutual funds. For the 12-month period ending March 31, 1997, the average single-state municipal bond fund had a total return of 5.03%. In contrast, the average long-term government bond fund had a total return of 3.30% and the average corporate bond fund had a total return of 4.87%, according to Lipper Analytical Services, an independent monitor of mutual fund performance. When you consider the tax advantages of municipal bond funds, the relative advantage increases.

As so often happens in the investment world, the road to the final performance figures was somewhat bumpy and not always as comfortable as the eventual destination. The initial period-- from April through August-- was very difficult. Market fears of excessive growth and a possible reappearance of higher inflation caused interest rates to spike up and bond prices to decline. Municipal bonds also declined during this initial period, but not by as much as taxable bonds. This initial period was followed by a rally in bonds-- in which municipals did particularly well-- from September to January. This in turn was followed by another correction in the market in late January, February and March. As I write, the Federal Reserve has started to raise short-term interest rates in an effort to contain inflation.

In this environment, we believe it continues to make sense for investors-- particularly those in the higher tax brackets-- to maintain a portion of their portfolios in municipal bond funds as part of an overall asset allocation plan. As of the end of March, municipal bonds were paying about 85% of the yield of taxable bonds of comparable maturity and credit quality, but with significant tax advantages. For a married couple in the 36% federal income tax bracket, a fund paying a 5% yield delivers the after-tax equivalent of a taxable fund delivering 7.81%. When one adds in the advantages of a single-state fund, the benefits increase.

I am delighted to inform you that Evergreen Keystone successfully integrated all service functions of Evergreen and Keystone Funds in early May. This means you now have full exchange privileges among all Evergreen and Keystone America funds. In addition, you will be receiving the top-flight shareholder service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide honest, thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome any suggestions you may have.

                                         Sincerely,

                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

                                     KEYSTONE
                             CALIFORNIA TAX FREE FUND
 (silhouette of California)
                                FUND AT A GLANCE
                              As of March 31, 1997

ONE YEAR PERFORMANCE             CLASS A  CLASS B  CLASS C
One year with sales charge       -0.55  % -1.31  %  2.55  %
One year w/o sales charge         4.41  %  3.64  %  3.53  %
Dividends per share              $0.17    $0.14    $0.14


AVERAGE ANNUAL RETURNS           CLASS A  CLASS B  CLASS C
Three Years                       4.28  %  4.33  %  5.10  %
Since Inception                   2.07  %  2.22  %  2.96  %
CLASSES A, B, AND C BEGAN 2/1/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

CUMULATIVE RETURNS               CLASS A  CLASS B  CLASS C
Four months w/o sales charge     -1.29  % -1.54  % -1.64  %
Three Years                      13.40  % 13.56  % 16.08  %
Since Inception                   6.70  %  7.21  %  9.68  %
CLASSES A, B, AND C BEGAN 2/1/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $27,834,781
Average Credit Quality           AAA
Average Maturity                 17.0 years

PORTFOLIO QUALITY (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(pie chart appears here, plots follow:)
A  3.5%
AAA 96.5%



OBJECTIVE
Current income exempt from federal and California state income taxes and preservation of capital.

STRATEGY
Keystone California Tax Free Fund seeks to meet its objectives by investing in bonds issued by the State of California, municipalities and other qualifying organizations in California. The Fund seeks to avoid unnecessary credit or market risk. The Fund, as a matter of policy, invests at least 80% of its portfolio in bonds insured for timely payment of principal and interest. The net asset value of the fund, however, is not insured. Income may be subject to local taxes and the federal alternative minimum tax (AMT) for some investors.

PORTFOLIO MANAGEMENT TEAM
                  George J. Kimball, a Keystone vice president and an investment
(photo of         professional with 11 years experience in financial services,
 George J.        is Portfolio Manager of Keystone California Tax Free Fund. Mr.
Kimball)          Kimball is a Chartered Financial Analyst, and holds a B.A.
                  from Hamilton College and an M.B.A. from Duke University. He is supported by the Municipal Bond Team of Keystone Investment
                  Management Company. The team manages more than $2 billion in municipal bond assets in a variety of portfolios.

                                     KEYSTONE
                             CALIFORNIA TAX FREE FUND (silhouette of California)

                               MANAGEMENT REPORT
                                    May 1997

Dear Shareholders:
We are pleased to report on the Keystone California Tax Free Fund for the fiscal period ended March 31, 1997. You may recall that you recently received an annual report for the period ended November 30, 1996. We have changed your Fund's fiscal year, however, to end on March 31, 1997. This is part of an effort by Evergreen Keystone Funds to streamline and increase the efficiency of fund administration. Funds with similar investment objectives, in this case state tax free funds, are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending September 30, 1997. You should expect to receive it in November.

While this is an annual report, we will focus our discussion primarily on the four-month period since the last fiscal year ended.

PERFORMANCE

Your Fund's returns for the four-month period ended March 31, 1997 reflected investors' uncertainty about the direction of interest rates. Virtually every asset class experienced volatility, from blue-chip stocks to U.S. Treasury bonds. Municipal bonds were also affected, although single-state municipal bond funds withstood the turbulence better than long-term government funds.1 The municipal bond market had experienced a high degree of price volatility earlier in 1996. The situation changed by September, 1996, when interest rates started to decline. The Fund took advantage of this outperformance of bonds with long maturities and successfully sold them into the strong market. Early in January of 1997, the Fund began increasing the weighting of bonds with shorter maturities, which are generally not as sensitive to interest rate moves as bonds with 20 and 30 year maturities. At the close of the fiscal year, the average maturity of the bonds in the portfolio was 17 years.

ECONOMY ON THE MEND

California's recession lows gave way to a considerable improvement in economic activity during the past year. The state's financial position and employment conditions regained stability and the jobs lost during the prior two years were regained. Not surprisingly, the value of California's bonds also improved. In fact, the prices of California bonds were generally higher than the nation's average.

PORTFOLIO COMPOSITION                                             MARCH 31, 1997
(AS A PERCENTAGE OF NET ASSETS)


(pie chart appears here, plot points follow)
County-City/School District     42.8%
Water & Sewer                   14.0%
Other Revenue Bonds             12.8%
Hospitals/Nursing
  Homes Health                   9.7%
Housing                          9.0%
Public Facilities                3.7%
Education                        3.0%
Indust. Dev/Pollution            1.9%
Utility                          1.6%
Other                            1.5%



While clearly beneficial for California, the economic improvement and the accompanying rise in state bond values didn't have much impact on the Fund, because the portfolio consisted primarily of insured bonds which are largely immune to credit risk. The prospectus requires the Fund to keep at least 80% of net assets in insured bonds. At the end of March, insured bonds represented 91% of net assets. The overall credit quality of the portfolio at the close of the fiscal year was AAA, the highest rating, according to Standard & Poor's, an independent rating service.

OUTLOOK

Looking ahead, we think that the Federal Reserve may raise interest rates again in the near future. Consumer confidence is high and the dollar is strong. This combination may be interpreted as inflationary by the Fed. As a result, the Fund is positioned defensively in expectation of higher interest rates.

Sincerely,
(sig of Albert H. Elfner, III)
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

GEORGE J. KIMBALL
VICE PRESIDENT AND
PORTFOLIO MANAGER

1Source: Wall Street Journal Quarterly Review, April 4, 1997, citing Mutual Fund Performance Yardsticks compiled by Lipper Analytical Services Inc. Single-state municipal bond funds' average total return for the first quarter of 1997 was -0.38% compared to -1.35% return of long-term government funds. Lipper Analytical Services, Inc., is an independent organization that measures performance of mutual funds.

                                     KEYSTONE
(silhouette of Mass.)       MASSACHUSETTS TAX FREE FUND

                                FUND AT A GLANCE
                              As of March 31, 1997

ONE YEAR PERFORMANCE             CLASS A  CLASS B  CLASS C
One year with sales charge       -0.07  % -0.72  %  3.14  %
One year w/o sales charge         4.92  %  4.25  %  4.14  %
Dividends per share              $0.50    $0.43    $0.43


AVERAGE ANNUAL RETURNS           CLASS A  CLASS B  CLASS C
Three Years                       4.23  %  4.23  %  5.07  %
Since Inception                   1.51  %  1.59  %  2.36  %
CLASSES A, B AND C BEGAN 2/4/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

CUMULATIVE RETURNS               CLASS A  CLASS B  CLASS C
Three Years                      13.23  % 13.23  % 16.01  %
Since Inception                   4.85  %  5.11  %  7.64  %
CLASSES A, B AND C BEGAN 2/4/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $11,932,403
Average Credit Quality           AA
Average Maturity                 16.7 years

PORTFOLIO QUALITY (AS A PERCENTAGE OF PORTFOLIO ASSETS)


(pie chart appears here, plot points follow:)
AAA       52.5%
AA         8.8%
A         20.9%
BAA        4.5%
Not Rated 13.3%


OBJECTIVE
Current income exempt from federal and Massachusetts state personal income taxes and capital preservation.

STRATEGY
Keystone Massachusetts Tax Free Fund seeks to meet its objectives by investing in bonds issued by the Commonwealth of Massachusetts, municipalities and other issuers in the state. The Fund seeks to avoid unnecessary credit or market risk. The Fund's portfolio will be structured to optimize the market risk/reward tradeoffs, raising or lowering targeted duration in the process. Income may be subject to local taxes and the federal alternative minimum tax (AMT) for some investors.

PORTFOLIO MANAGEMENT TEAM
                  George J. Kimball, a Keystone vice president and an investment professional with 11 years experience in financial services,
(photo of         is Portfolio Manager of Keystone Massachusetts Tax Free Fund.
 George J.        Mr. Kimball is a Chartered Financial Analyst, and holds a B.A.
  Kimball)        from Hamilton College and an M.B.A. from Duke University. He is supported by the Municipal Bond Team of Keystone Investment
                  Management Company. The team manages more than $2 billion in municipal bond assets in a variety of portfolios.

                                     KEYSTONE
                           MASSACHUSETTS TAX FREE FUND (silhouette of Mass.)

                               MANAGEMENT REPORT
                                    May 1997

Dear Shareholders:
The Keystone Massachusetts Tax Free Fund performed well for the 12-month period ended March 31, 1997, consistent with the municipal bond market. The performance was aided by the general health of the economy in Massachusetts and the Fund's emphasis on quality bonds.

IMPROVED STATE ENVIRONMENT

State government in Massachusetts appears to have entered a period of stronger budgetary health, due in part to a tighter fiscal discipline than has existed in the past, combined with healthy state revenues produced by a very strong economy. While the state government continues to have a heavy debt load, limits on new capital spending and a succession of balanced budgets have helped restore investor confidence in public bonds in the state. Moreover, the strong growth of the state economy, led by the software and financial services industries, has helped job creation.

DIFFICULT START TO YEAR

The 12-month fiscal year encompassed two contrasting periods: the first six months, during which interest rates rose and Fund performance suffered; and the final six months, when interest rates declined and the Fund did very well.

The year began with a high degree of volatility in April and May 1996. The Fund's portfolio of longer-maturity municipal bonds was positioned for a favorable municipal bond market. Unfortunately, market concerns about a fast-growing economy and the possibility of rising inflation served to drive interest rates up. This led to a period of underperformance, as the longer-maturity bonds in the portfolio suffered some price erosion in the rising interest rate environment.

IMPROVEMENT IN SECOND HALF

The situation changed in September, when interest rates started to decline. While the Fund's portfolio maturities had been pulled in somewhat, the Fund still was able to participate in a rallying bond market. As this rally continued, we took advantage of market strength to de-emphasize bonds with maturities of 20 to 30 years, which are more vulnerable than bonds with shorter maturities to price loss when interest rates rise. We placed greater emphasis on bonds with maturities from 15-to-20 years, which hold more of their price when rates rise. This left the portfolio well positioned for a back-up in interest rates in early 1997. At the close of the fiscal year, the average maturity was
16.7 years.

PORTFOLIO COMPOSITION                                             MARCH 31, 1997
(AS A PERCENTAGE OF NET ASSETS)

(pie chart appears here, plot points follow:)

Water & Sewer             17.1%
Other General
  Obligations             15.5%
Transportation            12.7%
Education                 10.1%
County/City/
  School District          9.8%
Utility                    7.1%
Housing                    5.2%
Indust. Dev/
  Pollution Control        2.2%
Other                      2.4%
Hospitals/Nursing
  Homes Health            17.9%

BOND QUALITY UPGRADED

During the past year, spreads-- or the difference between yields-- narrowed between higher-rated and lower-rated bonds. This meant that the lower-rated bonds tended to outperform higher-rated bonds during the year. As a result, at the end of the period there was very little yield premium to be gained by holding lower-rated bonds.

Over the course of the year, we took advantage of the outperformance of the lower-rated bonds and successfully sold them into the strong market, while increasing the higher rated portion of the portfolio. This strategy, in addition to capturing the profits from the sold securities, left the portfolio with a relatively high credit quality at the end of the year. This strategy also should benefit the Fund by giving the portfolio greater stability should economic growth begin to slow in response to rising rates.

Sincerely,

(sig of Albert H. Elfner, III)
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

GEORGE J. KIMBALL
VICE PRESIDENT
PORTFOLIO MANAGER

(silhouette of Missouri)            KEYSTONE
                              MISSOURI TAX FREE FUND

                                FUND AT A GLANCE
                              As of March 31, 1997

ONE YEAR PERFORMANCE             CLASS A  CLASS B  CLASS C
One year with sales charge        0.22  % -0.51  %  3.49  %
One year w/o sales charge         5.22  %  4.49  %  4.49  %
Dividends per share              $0.16    $0.14    $0.14


AVERAGE ANNUAL RETURNS           CLASS A  CLASS B  CLASS C
Three Years                       4.50  %  4.45  %  5.33  %
Since Inception                   2.66  %  2.57  %  3.39  %
CLASSES A, B AND C BEGAN 2/1/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

CUMULATIVE RETURNS               CLASS A  CLASS B  CLASS C
Four months w/o sales charge     -0.57  % -0.83  % -0.73  %
Three Years                      14.11  % 13.95  % 16.85  %
Since Inception                   8.65  %  8.38  % 11.12  %
CLASSES A, B AND C BEGAN 2/1/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $24,060,440
Average Credit Quality           AA
Average Maturity                 18.8 years

PORTFOLIO QUALITY (AS A PERCENTAGE OF PORTFOLIO ASSETS)
(pie chart appears here, plot points follow:)

AAA          62.4%
AA           15.7%
A            11.1%
BAA           6.4%
Not Rated     4.4%

OBJECTIVE
Current income exempt from federal and Missouri state personal income taxes and capital preservation.

STRATEGY
Keystone Missouri Tax Free Fund seeks to meet its objectives by investing in bonds issued by the State of Missouri, municipalities and other qualifying organizations in Missouri. The Fund seeks to avoid unnecessary credit or market risk. The Fund's portfolio will be structured to optimize the market risk/reward tradeoffs, raising or lowering duration in the process. Income may be subject to local taxes and the federal alternative minimum tax (AMT) for some investors.

PORTFOLIO MANAGEMENT TEAM
                  George J. Kimball, a Keystone vice president and an investment professional with 11 years experience in financial services,
(photo of         is Portfolio Manager of Keystone Missouri Tax Free Fund. Mr.
  George J.       Kimball is a Chartered Financial Analyst, and holds a B.A.
 Kimball)         from Hamilton College and an M.B.A. from Duke University. He is supported by the Municipal Bond Team of Keystone Investment
                  Management Company. The team manages more than $2 billion in municipal bond assets in a variety of portfolios.

                                     KEYSTONE  (silhouette of Missouri)
                              MISSOURI TAX FREE FUND

                               MANAGEMENT REPORT
                                    May 1997

Dear Shareholders:

We are pleased to report on the Keystone Missouri Tax Free Fund for the fiscal period ended March 31, 1997. You may recall that you recently received an annual report for the period ended November 30, 1996. We have changed your Fund's fiscal year, however, to end on March 31, 1997. This is part of an effort by Evergreen Keystone Funds to streamline and increase the efficiency of fund administration. Funds with similar investment objectives, in this case state tax free funds, are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending September 30, 1997. You should expect to receive it in November.

While this is an annual report, we will focus our discussion primarily on the four-month period since the last fiscal year ended.

PERFORMANCE

Your Fund's returns for the four-month period ended March 31, 1997 reflected investors' uncertainty about the direction of interest rates. Virtually every asset class experienced volatility, from blue-chip stocks to U.S. Treasury bonds. Municipal bonds were also affected, although single-state municipal bond funds withstood the turbulence better than long-term government funds.1 On the positive side, the Fund was aided by the very strong climate for public finance in Missouri. In addition, the Fund benefitted from its emphasis on higher rated bonds and its management of maturities in the rally in late 1996.

STRONG STATE ENVIRONMENT

Missouri is one of the very few states with an AAA-rating for state government, which has traditionally had a conservative fiscal policy and a long record of balanced state budgets. In addition, the overall state economy was strong during the fiscal period, as advances in the medical services and high technology industries helped fuel economic growth and lower unemployment.

THE MARKET

The municipal bond market had experienced a high degree of price volatility earlier in 1996. This situation had changed by September, 1996, when interest rates started to decline. While the Fund's portfolio maturities had been pulled in somewhat, the Fund still was able to participate in a rallying bond market. As this rally continued, we took advantage of market strength to de-emphasize bonds with maturities of 20 to 30 years, which are more vulnerable than shorter-term securities to price loss when interest rates rise, and placed greater emphasis on bonds with maturities of 15 to 20 years, which hold more of their prices when rates rise. This left the portfolio well positioned for a back-up in interest rates in early 1997. At the close of the fiscal year, the average maturity was 18.8 years.

PORTFOLIO COMPOSITION                                             MARCH 31, 1997
(AS A PERCENTAGE OF NET ASSETS)

(pie chart appears here, plot points follow:)

Hospitals/Nursing Home      15.4%
Education                   14.6%
Water & Sewer                9.5%
Housing                      8.5%
Utility                      7.7%
County/City/
  School                     6.1%
Indust. Dev/
  Pollution                  5.7%
Transportation               4.4%
Other General
  Obligations                3.6%
Other                        1.2%
Revenue Bonds               23.3%



HIGH QUALITY EMPHASIZED

During the past year, the spreads-- or differences between yields-- tightened between higher-rated and lower-rated bonds. This meant that the lower-rated bonds tended to outperform higher-rated bonds during the year. As a result, at the end of the period there was very little yield premium to be gained by holding lower-rated bonds.

Over the course of the year, we took advantage of the outperformance of the lower-rated bonds and successfully sold them into the strong market, while increasing the higher-rated portion of the portfolio. This strategy, in addition to capturing the profits from the sold securities, left the portfolio with relatively high credit quality at the end of the year. This strategy also should benefit the Fund by giving the portfolio greater potential stability should economic growth begin to slow in response to rising rates.

Sincerely,

(sig of Albert H. Elfner, III)
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

GEORGE J. KIMBALL
VICE PRESIDENT
PORTFOLIO MANAGER

1Source: Wall Street Journal Quarterly Review, April 4, 1997, citing Mutual Fund Performance Yardsticks compiled by Lipper Analytical Services Inc. Single-state municipal bond funds' average total return for the first quarter of 1997 was -0.38% compared to -1.35% return of long-term government funds. Lipper Analytical Services, Inc., is an independent organization that measures performance of mutual funds.

                                    EVERGREEN
(silhouette of New Jersey)   NEW JERSEY TAX FREE INCOME FUND

                                FUND AT A GLANCE
                              As of March 31, 1997

ONE YEAR PERFORMANCE             CLASS A  CLASS B  CLASS Y
One year with sales charge       -0.29  % -1.25  %  4.74  %
One year w/o sales charge         4.68  %  3.73  %  4.74  %
Dividends per share              $0.31    $0.26    $0.32


AVERAGE ANNUAL RETURNS           CLASS A  CLASS B  CLASS Y
Three Years                       4.51  %    --       --
Five Years                        5.74  %    --       --
Since Inception                   6.03  % -1.72  %  2.01  %
CLASS A BEGAN 7/16/91; CLASS B BEGAN 1/30/96;
CLASS Y BEGAN 2/8/96.
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

CUMULATIVE RETURNS               CLASS A  CLASS B  CLASS Y
Seven months w/o sales charge     2.83  %  2.29  %  2.88  %
Three Years                      14.16  %    --       --
Five Years                       32.16  %    --       --
Since Inception                  39.76  % -2.01  %  2.31  %
CLASS A BEGAN 7/16/91; CLASS B BEGAN 1/30/96;
CLASS Y BEGAN 2/8/96.
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $48,717,109
Average Credit Quality           AA
Average Maturity                 15.07 years

PORTFOLIO QUALITY (AS A PERCENTAGE OF PORTFOLIO ASSETS)


(pie chart appears here, plot points follow:)

AAA 63.8%
AA  16.6%
A   14.5%
BAA  2.8%
Not Rated 2.3%

OBJECTIVE
Evergreen New Jersey Tax Free Income Fund seeks a high level of income, exempt from federal and New Jersey personal income taxes.

STRATEGY
Evergreen New Jersey Tax Free Income Fund seeks to meet its objectives by investing in bonds issued by the State of New Jersey, municipalities and other qualifying organizations in New Jersey. The Fund seeks to avoid unnecessary credit or market risk. The Fund's portfolio will be structured to optimize the market risk/reward tradeoffs, raising or lowering duration in the process. Income may be subject to local taxes and the federal alternative minimum tax
(AMT) for some investors.

PORTFOLIO MANAGEMENT TEAM
                  Jocelyn Turner, an Evergreen vice president, is Portfolio
                  Manager of Evergreen New Jersey Tax Free Income Fund. Ms.
(photo of         Turner, a professional with 22 years' experience in financial
  Jocelyn         services, holds an A.A. from Bryant College. She is supported
  Turner)         by the Municipal Bond Team of Evergreen Asset Management
                  Corporation. The team manages more than $800 million in municipal bond assets in a variety of portfolios.

                                    EVERGREEN
                     NEW JERSEY TAX FREE INCOME FUND (silhouette of New Jersey)

                               MANAGEMENT REPORT
                                    May 1997

Dear Shareholders:
We are pleased to report to you on the activities of the Evergreen New Jersey Tax Free Income Fund for the fiscal period ended March 31, 1997.

You may recall you recently received a semi-annual report for the period ended February 28, 1997. We have changed your Fund's fiscal year, however, to end on March 31, 1997. This is part of an effort by Evergreen Keystone Funds to streamline and increase the efficiency of fund administration. Funds with similar investment objectives, in this case state tax free funds, are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending September 30, 1997. You should expect to receive it in November.

While this is an annual report, we will focus our discussion primarily on the seven-month period since the last fiscal year ended on August 30, 1996.

PERFORMANCE

The Evergreen New Jersey Tax Free Income Fund provided positive returns for the period ended March 31, 1997. The Fund's results reflected the overall shortage of New Jersey municipal issues, as well as the conservative emphasis of the Fund on maintaining high current income and preservation of capital, rather than the pursuit of price appreciation.

DEFENSIVE STRATEGY

The municipal bond market experienced periods of considerable price volatility earlier in 1996. This led us to position the portfolio defensively. We bought more premium bonds, favoring income protection and preservation of capital over potential price appreciation. We replaced the 20-year revenue bonds in the portfolio with five- and seven-year general obligation premium bonds, which, we believed, would help to maintain a competitive level of current income while reducing price fluctuations. We bought pre-refunded bonds backed by the U.S. Government to add quality to the portfolio and boost income protection. We reinforced the Fund's defense against early bond calls by selling bonds that could be called in five years or less and replacing them with non-callable bonds or higher-coupon bonds with longer calls.

PORTFOLIO COMPOSITION                                             MARCH 31, 1997
(AS A PERCENTAGE OF NET ASSETS)


(pie chart appears here, plot points follow:)

County/City/School                    19.8%
Utility                               17.4%
Education                             10.4%
Escrow                                 9.5%
Hospitals                              6.2%
Leases                                 5.5%
Other                                  4.4%
G.O.-State                             2.0%
Indust. Dev.                           0.7%
Other                                  3.0%
Transportation                        21.1%

Our strategy of income protection, which is consistent with the Fund's objective, allowed the Fund to maintain a steady dividend payout, despite the unsteady markets.

OUTLOOK

Looking ahead, we remain cautious. The Federal Reserve raised short-term rates by a quarter of a percentage point in late March, and we think another hike is likely. New Jersey bonds have an additional edge because of their scarcity. When yields go up and prices move down, New Jersey bonds tend to hold their values better than comparable bonds.

Sincerely,

RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

JOCELYN TURNER
VICE PRESIDENT
PORTFOLIO MANAGER

(silhouette of New York)            KEYSTONE
                              NEW YORK TAX FREE FUND

                                FUND AT A GLANCE
                              As of March 31, 1997

ONE YEAR PERFORMANCE             CLASS A  CLASS B  CLASS C
One year with sales charge       -0.11  % -0.95  %  3.14  %
One year w/o sales charge         4.87  %  4.03  %  4.14  %
Dividends per share              $0.49    $0.42    $0.42


AVERAGE ANNUAL RETURNS           CLASS A  CLASS B  CLASS C
Three Years                       4.84  %  4.87  %  5.77  %
Since Inception                   2.60  %  2.61  %  3.42  %
CLASSES A, B, AND C BEGAN 2/4/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

CUMULATIVE RETURNS               CLASS A  CLASS B  CLASS C
Three Years                      15.24  % 15.32  % 18.34  %
Since Inception                   8.44  %  8.47  % 11.22  %
CLASSES A, B, AND C BEGAN 2/4/94
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $24,628,120
Average Credit Quality           AAA
Average Maturity                 15.9 years

PORTFOLIO QUALITY (AS A PERCENTAGE OF PORTFOLIO ASSETS)
(pie chart appears here, plot points follow:)

AAA         84.8%
AA           4.8%
BAA          6.2%
Not Rated    4.2%

OBJECTIVE
Current income exempt from federal, New York state and New York City personal income taxes and preservation of capital.

STRATEGY
Keystone New York Tax Free Fund seeks to meet its objective by investing in bonds issued by the State of New York, municipalities and other qualifying organizations in New York. The Fund seeks to avoid unnecessary credit or market risk. The Fund, as a matter of policy, invests at least 80% of its portfolio in bonds insured for timely payment of principal and interest. The net asset value of the fund, however, is not insured. Income may be subject to local taxes and the federal alternative minimum tax (AMT) for some investors.

PORTFOLIO MANAGEMENT TEAM
                  George J. Kimball, a Keystone vice president and an investment professional with 11 years experience in financial services,
(photo of         is Portfolio Manager of Keystone New York Tax Free Fund. Mr.
   George         Kimball is a Chartered Financial Analyst, and hold a B.A. from
   J. Kimball)    Hamilton College and an M.B.A. from Duke University. He is supported by the Municipal Bond Team of Keystone Investment
                  Management Company. The team manages more than $2 billion in municipal bond assets in a variety of portfolios.

                                     KEYSTONE   (silhouette of New York)
                              NEW YORK TAX FREE FUND

                               MANAGEMENT REPORT
                                    May 1997

Dear Shareholders:
The Keystone New York Tax Free Fund provided positive returns for the 12-month period ended March 31, 1997, although its performance was less than that of its benchmark Lehman Municipal Bond Index. The Fund's results reflected the overall underperformance of high-quality municipal bonds, as well as the bullish positioning of the portfolio at the beginning of the fiscal year when interest rates unexpectedly rose.

A YEAR OF CONTRASTS

The 12-month period encompassed two contrasting market environments: the first six months, during which interest rates rose and Fund performance suffered; and the final six months when interest rates declined and Fund performance improved.

The year began with a high degree of price volatility in April and May 1996. The Fund's portfolio of longer-maturity bonds was positioned for a favorable municipal bond market. Unfortunately, investors' concerns about a fast-growing economy and the possibility of rising inflation served to drive interest rates up. This led to a period of underperformance, as the longer-maturity bonds in the portfolio experienced some price erosion in the rising rate environment.

IMPROVEMENT IN SECOND HALF OF THE YEAR

The situation changed in September, when interest rates started to decline. The Fund took advantage of the outperformance of bonds with long maturities and successfully sold them into the strong market. Early in January of 1997, the Fund began increasing the weighting of bonds with shorter maturities, which are generally not as sensitive to interest rate moves as bonds with 20 and 30-year maturities.

STATE'S FISCAL CHALLENGES CONTINUED

New York state's economy was a sum of positive and negative developments in the cities and towns across the state. In New York City, revenues were higher than expected, helping the City to reduce the projected budget gap for the current fiscal year. One source of concern was the continued financial problems of some cities in New York state, notably Troy and Utica. Troy's and Utica's problems did not have an adverse impact on the Fund, because we did not hold any of their bonds.

Yet another challenge for New York state was a decline in state revenues following Governor Pataki's tax cuts. Nonetheless, the state managed to balance its budget.

PORTFOLIO COMPOSITION                                             MARCH 31, 1997
(AS A PERCENTAGE OF NET ASSETS)

(pie chart appears here, plot points follow:)

Education                    11.7%
Hospitals/Nursing Homes      10.9%
Transportation                9.9%
State General Obligations     7.6%
Other Revenue Bonds           7.4%
Water & Sewer                 6.7%
Indust. Dev/Pollution         5.2%
Utility                       4.2%
Housing                       3.6%
Other                         1.8%
County/City/School           31.0%


Going forward, we expect to continue emphasizing high quality bonds in New York. The prospectus requires the Fund to keep at least 80% of net assets in insured bonds. At the end of March, the insured-bond weighting represented 89%. The remaining assets were invested in bonds rated AA and BBB, a strategy designed to help boost the Fund's yield.

We are pleased to report that the Fund maintained its tax-free income dividend during the fiscal year.

Looking ahead, we think that the Federal Reserve may raise interest rates again in the near future. Consumer confidence is high and the dollar is strong. This combination may be interpreted as inflationary by the Fed. As a result, the Fund is positioned defensively in expectation of higher interest rates.

Sincerely,
(sig of Albert H. Elfner, III)
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

GEORGE J. KIMBALL
VICE PRESIDENT
PORTFOLIO MANAGER

                                     KEYSTONE
(silhouette of Penn.)       PENNSYLVANIA TAX FREE FUND

                                FUND AT A GLANCE
                              As of March 31, 1997

ONE YEAR PERFORMANCE             CLASS A  CLASS B  CLASS C
One year with sales charge        0.30  % -0.50  %  3.49  %
One year w/o sales charge         5.30  %  4.50  %  4.49  %
Dividends per share              $0.59    $0.49    $0.49


AVERAGE ANNUAL RETURNS           CLASS A  CLASS B  CLASS C
Three Years                       4.25  %  4.24  %  5.15  %
Five Years                        5.66  %    --       --
Since Inception                   7.14  %  4.40  %  4.82  %
CLASS A BEGAN 12/27/90; CLASSES B AND C BEGAN 2/1/93
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

CUMULATIVE RETURNS               CLASS A  CLASS B  CLASS C
Three Years                      13.30  % 13.28  % 16.24  %
Five Years                       31.68  %    --       --
Since Inception                  54.02  % 19.63  % 21.64  %
CLASS A BEGAN 12/27/90; CLASSES B AND C BEGAN 2/1/93
ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $68,580,079
Average Credit Quality           AA
Average Maturity                 17.4 years

PORTFOLIO QUALITY (AS A PERCENTAGE OF PORTFOLIO ASSETS)


(pie chart appears here, plot points follow:)

AAA              59.7%
AA               13.8%
A                 5.4%
MIGI             15.7%
Not Rated         5.4%


OBJECTIVE
Current income exempt from federal, Pennsylvania state and city personal income taxes, and preservation of capital. In addition, the Fund seeks to ensure that its shares are exempt from Pennsylvania's personal property tax.

STRATEGY
Keystone Pennsylvania Tax Free Fund seeks to meet its objectives by investing in bonds issued by the Commonwealth of Pennsylvania, municipalities and other qualifying organizations in Pennsylvania. The Fund seeks to avoid unnecessary credit or market risk. The Fund's portfolio will be structured to optimize the market risk/reward tradeoffs, raising or lowering targeted durations in the process. Income may be subjected to local taxes and the federal alternative minimum tax (AMT) for some investors.

PORTFOLIO MANAGEMENT TEAM
                  Betsy A. Hutchings, a Keystone senior vice president and group leader of Keystone's Municipal Bond Team, is Portfolio Manager
                  of Keystone Pennsylvania Tax Free Fund. Ms. Hutchings, a
(photo of         professional with 15 years investment experience, received a
  Betsy A.        B.A. from Wheaton College, where she majored in economics and
  Hutchings)      sociology. She is supported by the Municipal Bond Team of
                  Keystone Investment Management Company. The team manages more than $2 billion in municipal bond assets in a variety of portfolios.

                                     KEYSTONE
                            PENNSYLVANIA TAX FREE FUND (silhouette of Penn.)

                               MANAGEMENT REPORT
                                    May 1997

Dear Shareholders:
The Keystone Pennsylvania Tax Free Fund delivered strong performance for the 12-month period ended March 31, 1997. The Fund was aided by the general economic health of the Commonwealth of Pennsylvania, the Fund's emphasis on quality bonds and its careful monitoring of maturities, particularly in late 1996.

FISCALLY CONSERVATIVE STATE

Pennsylvania historically has been a fiscally conservative state, and the continuation of this tradition provided a favorable backdrop for investing in bonds issued by public agencies during the past year. In general, the state economy was stable during the year. However, the retrenchment in the healthcare industry, particularly as it has the potential to affect hospital revenues, has important consequences in Pennsylvania. As a result, we have tended to de-emphasize hospital bonds and emphasize general obligation bonds and bonds from selected revenue sectors.

EARLY PROBLEMS

The 12-month fiscal year which ended on March 31, 1997, actually encompassed two separate periods: the first six months, during which interest rates rose and Fund performance suffered; and the final six months, when interest rates declined and the Fund did very well.

The year began with a high degree of volatility in April and May 1996. The Fund's portfolio of longer-maturity municipal bonds was positioned for a favorable municipal bond market. Unfortunately, market concerns about a fast-growing economy and the possibility of rising inflation served to drive interest rates up. This led to a period of underperformance, as the longer-maturity bonds in the portfolio suffered some price erosion in the rising interest rate environment.

IMPROVEMENT IN SECOND HALF

The situation changed in September, when interest rates peaked and started to decline. While the Fund's portfolio maturities had been pulled in somewhat, the Fund still was able to participate in a rallying bond market. As this rally continued, we took advantage of market strength to de-emphasize bonds with maturities of 20 to 30 years, which are more vulnerable than shorter-term bonds to price loss when interest rates rise, and to place greater emphasis on bonds with maturities of 15 to 20 years, which hold more of their price when rates rise. This left the portfolio well positioned for a back-up in interest rates in early 1997.

PORTFOLIO COMPOSITION                                             MARCH 31, 1997
(AS A PERCENTAGE OF NET ASSETS)

(pie chart appears here, plot points follow:)

IDR                   15.3%
G.O. Local            10.1%
Water & Sewer          9.8%
Housing                9.7%
Education              9.4%
G.O. State             7.9%
Utility                5.3%
Transportation         4.1%
Other                 11.7%
Health                16.7%


BOND QUALITY UPGRADED

During the past year, spreads-- or the difference between yields-- tightened between higher-rated and lower-rated bonds. This meant that the lower-rated bonds tended to outperform higher-rated bonds during the year. As a result, at the end of the period there was very little yield premium to be gained by holding lower-rated bonds. Over the course of the year, we took advantage of the outperformance of the lower-rated bonds and successfully sold them into the strong market, while increasing the higher rated portion of the portfolio. This strategy, in addition to capturing the profits from the sold securities, left the portfolio with higher overall credit quality at the end of the year.

Sincerely,


(sig of Albert H. Elfner, III)
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

BETSY HUTCHINGS
SENIOR VICE PRESIDENT
HEAD, MUNICIPAL BOND GROUP

                                EVERGREEN KEYSTONE

                             GROWTH OF INVESTMENTS

(four charts appear on this page, copy is as follows:)

               KEYSTONE CALIFORNIA TAX FREE FUND
Comparison of change in value of a $10,000 investment in Keystone California Tax Free Fund Class A, the Lehman
Municipal Bond Index and the Consumer Price Index.

In thousands
Average Annual Total Returns
            1 year    Life of Class
Class A    -0.55%        2.07%
Class B    -1.31%        2.22%
Class C     2.55%        2.96%

LMBI $11,478
CPI  $10,917
Class A  $10,670

(plot points need to be filled in)

2/94       3/94     3/95     3/96     3/97
(Legend)
Lehman Municipal Bond Index (LMBI)
Class A
Consumer Price Index (CPI)

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Consumer Price Index is through February 28, 1997.


     KEYSTONE MASSACHUSETTS TAX FREE FUND

Comparison of change in value of a $10,000 investment in Keystone Massachusetts Tax Free Fund Class A, the Lehman
Municipal Bond Index and the Consumer Price Index.

In thousands
Average Annual Total Returns
            1 year    Life of Class
Class A    -0.07%        1.51%
Class B    -0.72%        1.59%
Class C     3.14%        2.36%

LMBI $11,478
CPI  $10,917
Class A  $10,485

(plot points need to be filled in)

2/94       3/94     3/95     3/96     3/97
(Legend)
Lehman Municipal Bond Index (LMBI)
Class A
Consumer Price Index (CPI)

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Consumer Price Index is through February 28, 1997.




                KEYSTONE MISSOURI TAX FREE FUND

Comparison of change in value of a $10,000 investment in Keystone Missouri Tax Free Fund Class A, the Lehman
Municipal Bond Index and the Consumer Price Index.

In thousands
Average Annual Total Returns
            1 year    Life of Class
Class A     0.22%        2.66%
Class B    -0.51%        2.57%
Class C     3.49%        3.39%

LMBI $11,478
CPI  $10,917
Class A  $10,865

(plot points need to be filled in)

2/94       3/94     3/95     3/96     3/97
(Legend)
Lehman Municipal Bond Index (LMBI)
Class A
Consumer Price Index (CPI)

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Consumer Price Index is through February 28, 1997.



     EVERGREEN NEW JERSEY TAX FREE INCOME FUND

Comparison of change in value of a $10,000 investment in Keystone New Jersey Tax Free Fund Class A, the Lehman
Municipal Bond Index and the Consumer Price Index.

In thousands
Average Annual Total Returns
            1 year    Life of Class
Class A    -0.29%        6.03%
Class B    -1.25%       -1.72%
Class C     4.74%        2.01%

LMBI $15,226
CPI  $11,778
Class A  $13,976

(plot points need to be filled in)

7/91       3/92     3/93     3/94     3/95  3/96  3/97
(Legend)
Lehman Municipal Bond Index (LMBI)
Class A
Consumer Price Index (CPI)

Past performance is no guarantee of future results. The performance of Class B or Class Y shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Consumer Price Index is through February 28, 1997.

                                EVERGREEN KEYSTONE

                         GROWTH OF INVESTMENTS (CON'T)
 (2 charts appear on this page, copy is as follows:)

                KEYSTONE NEW YORK TAX FREE FUND


Comparison of change in value of a $10,000 investment in Keystone Net York Tax Free Fund Class A, the Lehman
Municipal Bond Index and the Consumer Price Index.

In thousands
Average Annual Total Returns
            1 year    Life of Class
Class A    -0.11%        2.60%
Class B    -0.95%        2.61%
Class C     3.14%        3.42%

LMBI $11,478
CPI  $10,917
Class A  $10,844

(plot points need to be filled in)

2/94       3/94     3/95     3/96     3/97
(Legend)
Lehman Municipal Bond Index (LMBI)
Class A
Consumer Price Index (CPI)

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Consumer Price Index is through February 28, 1997.





                          KEYSTONE PENNSYLVANIA TAX FREE FUND

 Comparison of change in value of a $10,000 investment in Keystone Pennsylvania Tax Free Fund Class A, the Lehman
Municipal Bond Index and the Consumer Price Index.

In thousands
Average Annual Total Returns
            1 year    Life of Class
Class A     0.30%        7.14%
Class B    -0.50%        4.40%
Class C     3.49%        4.82%

LMBI $15,905
CPI  $11,928
Class A  $15,402

(plot points need to be filled in)

12/90       3/93     3/95     3/97
(Legend)
Lehman Municipal Bond Index (LMBI)
Class A
Consumer Price Index (CPI)

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Consumer Price Index is through February 28, 1997.

                                     KEYSTONE
                             CALIFORNIA TAX FREE FUND
 (silhouette of California)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               FEBRUARY 1, 1994
                                                               FOUR MONTHS ENDED     YEAR ENDED NOVEMBER         (COMMENCEMENT
                                                                MARCH 31, 1997               30,               OF OPERATIONS) TO
                                                                      (D)            1996          1995        NOVEMBER 30, 1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................        $  9.73         $  9.86       $  8.70           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.16            0.48          0.49              0.44
Net realized and unrealized gain (loss) on investments and
  closed futures contracts..................................          (0.28)          (0.11)         1.17             (1.30)
Total from investment operations............................          (0.12)           0.37          1.66             (0.86)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.16)          (0.48)        (0.47)            (0.44)
In excess of net investment income..........................          (0.01)          (0.02)        (0.03)               --
Total distributions.........................................          (0.17)          (0.50)        (0.50)            (0.44)
NET ASSET VALUE END OF PERIOD...............................        $  9.44         $  9.73       $  9.86           $  8.70
Total return (c)............................................          (1.29%)          3.99%        19.63%            (8.78%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.77%(a)(b)     0.77%(b)      0.72%(b)          0.41%(a)
  Total expenses excluding reimbursement and waivers........           1.24%(a)        1.19%         1.31%             1.66%(a)
  Net investment income.....................................           4.91%(a)        5.06%         5.37%             5.53%(a)
Portfolio turnover rate.....................................             39%            120%          119%              104%
NET ASSETS END OF PERIOD (THOUSANDS)........................        $ 4,192         $ 4,759       $ 4,555           $ 3,006

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% (annualized), 0.75% and 0.69% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

                                                                                                               FEBRUARY 1, 1994
                                                               FOUR MONTHS ENDED     YEAR ENDED NOVEMBER         (COMMENCEMENT
                                                                MARCH 31, 1997               30,               OF OPERATIONS) TO
                                                                      (D)            1996          1995        NOVEMBER 30, 1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................        $  9.69         $  9.82       $  8.68           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.13            0.41          0.44              0.40
Net realized and unrealized gain (loss) on investments and
  closed futures contracts..................................          (0.28)          (0.11)         1.17             (1.28)
Total from investment operations............................          (0.15)           0.30          1.61             (0.88)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.13)          (0.41)        (0.44)            (0.40)
In excess of net investment income..........................          (0.01)          (0.02)        (0.03)            (0.04)
Total distributions.........................................          (0.14)          (0.43)        (0.47)            (0.44)
NET ASSET VALUE END OF PERIOD...............................        $  9.40         $  9.69       $  9.82           $  8.68
Total return (c)............................................          (1.54%)          3.23%        18.95%            (9.00%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.52%(a)(b)     1.52%(b)      1.48%(b)          1.16%(a)
  Total expenses excluding reimbursement and waivers........           1.99%(a)        1.94%         2.07%             2.36%(a)
  Net investment income.....................................           4.16%(a)        4.31%         4.57%             4.83%(a)
Portfolio turnover rate.....................................             39%            120%          119%              104%
NET ASSETS END OF PERIOD (THOUSANDS)........................        $21,794         $22,719       $22,743           $11,415

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.45% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                             CALIFORNIA TAX FREE FUND
                                                     (silhouette of California)
                        FINANCIAL HIGHLIGHTS, CONTINUED
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               FEBRUARY 1, 1994
                                                                 FOUR MONTHS ENDED    YEAR ENDED NOVEMBER        (COMMENCEMENT
                                                                  MARCH 31, 1997              30,              OF OPERATIONS) TO
                                                                        (D)            1996         1995       NOVEMBER 30, 1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................        $  9.68         $ 9.80       $ 8.68           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................           0.14           0.41         0.43              0.39
Net realized and unrealized gain (loss) on investments and
  closed futures contracts....................................          (0.30)         (0.10)        1.15             (1.29)
Total from investment operations..............................          (0.16)          0.31         1.58             (0.90)
LESS DISTRIBUTIONS FROM:
Net investment income.........................................          (0.13)         (0.41)       (0.43)            (0.39)
In excess of net investment income............................          (0.01)         (0.02)       (0.03)            (0.03)
Total distributions...........................................          (0.14)         (0.43)       (0.46)            (0.42)
NET ASSET VALUE END OF PERIOD.................................        $  9.38         $ 9.68       $ 9.80           $  8.68
Total return (c)..............................................          (1.64%)         3.34%       18.69%            (9.08%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................           1.52%(a)(b)    1.52%(b)     1.49%(b)          1.16%(a)
  Total expenses excluding reimbursement and waivers..........           1.99%(a)       1.94%        2.07%             2.38%(a)
  Net investment income.......................................           4.16%(a)       4.31%        4.51%             4.96%(a)
Portfolio turnover rate.......................................             39%           120%         119%              104%
NET ASSETS END OF PERIOD (THOUSANDS)..........................        $ 1,849         $1,521       $1,535           $   624

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.46% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
(silhouette of Mass.)       MASSACHUSETTS TAX FREE FUND

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                   FEBRUARY 4, 1994
                                                                                                                     (COMMENCEMENT
                                                                                   YEAR ENDED MARCH 31,            OF OPERATIONS) TO
                                                                              1997         1996         1995        MARCH 31, 1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR.........................................   $ 9.29       $ 9.19       $ 9.17           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................     0.47         0.51         0.53              0.08
Net realized and unrealized gain (loss) on investments and closed futures
  contracts...............................................................    (0.03)        0.09         0.02             (0.82)
Total from investment operations..........................................     0.44         0.60         0.55             (0.74)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................    (0.47)       (0.48)       (0.53)            (0.08)
In excess of net investment income........................................    (0.03)       (0.02)          --             (0.01)
Total distributions.......................................................    (0.50)       (0.50)       (0.53)            (0.09)
NET ASSET VALUE END OF YEAR...............................................   $ 9.23       $ 9.29       $ 9.19           $  9.17
Total return (c)..........................................................     4.92%        6.64%        6.23%            (7.40%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................     0.76%(b)     0.75%(b)     0.46%             0.35%(a)
  Total expenses excluding reimbursement and waivers......................     1.58%        1.59%        1.93%             3.22%(a)
  Net investment income...................................................     5.19%        5.36%        5.90%             5.07%(a)
Portfolio turnover rate...................................................      110%         165%          77%                7%
NET ASSETS END OF YEAR (THOUSANDS)........................................   $2,063       $1,786       $1,974           $ 1,472

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74% for the years ended March 31, 1997 and March 31, 1996, respectively.
(c) Excluding applicable sales charges.

                                                                                                                   FEBRUARY 4, 1994
                                                                                                                     (COMMENCEMENT
                                                                                   YEAR ENDED MARCH 31,            OF OPERATIONS) TO
                                                                              1997         1996         1995        MARCH 31, 1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR.........................................   $ 9.22       $ 9.15       $ 9.19           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................     0.41         0.43         0.48              0.08
Net realized and unrealized gain (loss) on investments and closed futures
  contracts...............................................................    (0.03)        0.09        (0.01)            (0.80)
Total from investment operations..........................................     0.38         0.52         0.47             (0.72)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................    (0.41)       (0.43)       (0.47)            (0.07)
In excess of net investment income........................................    (0.02)       (0.02)       (0.04)            (0.02)
Total distributions.......................................................    (0.43)       (0.45)       (0.51)            (0.09)
NET ASSET VALUE END OF YEAR...............................................   $ 9.17       $ 9.22       $ 9.15           $  9.19
Total return (c)..........................................................     4.25%        5.77%        5.41%            (7.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................     1.51%(b)     1.49%(b)     1.24%             1.10%(a)
  Total expenses excluding reimbursement and waivers......................     2.35%        2.38%        2.68%             4.60%(a)
  Net investment income...................................................     4.45%        4.60%        5.15%             3.23%(a)
Portfolio turnover rate...................................................      110%         165%          77%                7%
NET ASSETS END OF YEAR (THOUSANDS)........................................   $7,803       $7,274       $6,169           $ 1,817

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48% for the years ended March 31, 1997 and March 31, 1996, respectively.
(c) Excluding applicable sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                           MASSACHUSETTS TAX FREE FUND
                                                          (silhouette of Mass.)
                        FINANCIAL HIGHLIGHTS, CONTINUED
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                   FEBRUARY 4, 1994
                                                                                                                     (COMMENCEMENT
                                                                                   YEAR ENDED MARCH 31,            OF OPERATIONS) TO
                                                                              1997         1996         1995        MARCH 31, 1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR.........................................   $ 9.22       $ 9.14       $ 9.19           $ 10.00
Income from investment operations:
Net investment income.....................................................     0.41         0.43         0.48              0.08
Net realized and unrealized gain (loss) on investments and closed futures
  contracts...............................................................    (0.04)        0.10        (0.02)            (0.80)
Total from investment operations..........................................     0.37         0.53         0.46             (0.72)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................    (0.41)       (0.43)       (0.47)            (0.07)
In excess of net investment income........................................    (0.02)       (0.02)       (0.04)            (0.02)
Total distributions.......................................................    (0.43)       (0.45)       (0.51)            (0.09)
NET ASSET VALUE END OF YEAR...............................................   $ 9.16       $ 9.22       $ 9.14           $  9.19
Total return (c)..........................................................     4.14%        5.89%        5.20%            (7.21%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................     1.51%(b)     1.49%(b)     1.23%             1.10%(a)
  Total expenses excluding reimbursement and waivers......................     2.36%        2.39%        2.68%             4.91%(a)
  Net investment income...................................................     4.46%        4.60%        5.11%             4.28%(a)
Portfolio turnover rate...................................................      110%         165%          77%                7%
NET ASSETS END OF YEAR (THOUSANDS)........................................   $2,066       $2,303       $1,971           $   369

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48% for the years ended March 31, 1997 and March 31, 1996, respectively.
(c) Excluding applicable sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              MISSOURI TAX FREE FUND
(silhouette of Missouri)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               FEBRUARY 1, 1994
                                                               FOUR MONTHS ENDED         YEAR ENDED            (COMMENCEMENT OF
                                                                MARCH 31, 1997          NOVEMBER 30,            OPERATIONS) TO
                                                                      (E)            1996          1995        NOVEMBER 30, 1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................        $  9.86         $  9.91       $  8.72           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.16            0.50          0.50              0.44
Net realized and unrealized gain (loss) on investments and
  closed futures contracts..................................          (0.22)          (0.06)         1.19             (1.28)
Total from investment operations............................          (0.06)           0.44          1.69             (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.16)          (0.47)        (0.47)            (0.44)
In excess of net investment income..........................              0(d)        (0.02)        (0.03)                0(d)
Total distributions.........................................          (0.16)          (0.49)        (0.50)            (0.44)
NET ASSET VALUE END OF PERIOD...............................        $  9.64         $  9.86       $  9.91           $  8.72
Total return (c)............................................          (0.57%)          4.66%        19.86%            (8.55%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.76%(a)(b)     0.76%(b)      0.72%(b)          0.43%(a)
  Total expenses excluding reimbursement and waivers........           1.31%(a)        1.22%         1.32%             1.54%(a)
  Net investment income.....................................           5.05%(a)        4.93%         5.26%             5.38%(a)
Portfolio turnover rate.....................................             12%            126%           74%               25%
NET ASSETS END OF PERIOD (THOUSANDS)........................        $ 2,627         $ 2,610       $ 4,848           $ 3,581

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% (annualized), 0.75% and 0.69% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) Amount represents less than $0.01 per share.
(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

                                                                                                               FEBRUARY 1, 1994
                                                               FOUR MONTHS ENDED         YEAR ENDED            (COMMENCEMENT OF
                                                                MARCH 31, 1997          NOVEMBER 30,            OPERATIONS) TO
                                                                      (E)            1996          1995        NOVEMBER 30, 1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................        $  9.74         $  9.80       $  8.67           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.13            0.40          0.44              0.40
Net realized and unrealized gain (loss) on investments and
  closed futures contracts..................................          (0.21)          (0.04)         1.15             (1.29)
Total from investment operations............................          (0.08)           0.36          1.59             (0.89)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.14)          (0.40)        (0.43)            (0.40)
In excess of net investment income..........................              0(d)        (0.02)        (0.03)            (0.04)
Total distributions.........................................          (0.14)          (0.42)        (0.46)            (0.44)
NET ASSET VALUE END OF PERIOD...............................        $  9.52         $  9.74       $  9.80           $  8.67
Total return (c)............................................          (0.83%)          3.83%        18.79%            (9.06%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.51%(a)(b)     1.52%(b)      1.47%(b)          1.16%(a)
  Total expenses excluding reimbursement and waivers........           2.06%(a)        2.00%         2.08%             2.49%(a)
  Net investment income.....................................           4.31%(a)        4.20%         4.56%             4.70%(a)
Portfolio turnover rate.....................................             12%            126%           74%               25%
NET ASSETS END OF PERIOD (THOUSANDS)........................        $20,127         $21,925       $21,231           $12,906

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.44% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) Amount represents less than $0.01 per share.
(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              MISSOURI TAX FREE FUND
                                                       (silhouette of Missouri)
                        FINANCIAL HIGHLIGHTS, CONTINUED
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               FEBRUARY 1, 1994
                                                                 FOUR MONTHS ENDED        YEAR ENDED           (COMMENCEMENT OF
                                                                  MARCH 31, 1997         NOVEMBER 30,           OPERATIONS) TO
                                                                        (E)            1996         1995       NOVEMBER 30, 1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................        $  9.73         $ 9.79       $ 8.66           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................           0.13           0.39         0.43              0.39
Net realized and unrealized gain (loss) on investments and
  closed futures contracts....................................          (0.20)         (0.03)        1.16             (1.29)
Total from investment operations..............................          (0.07)          0.36         1.59             (0.90)
LESS DISTRIBUTIONS FROM:
Net investment income.........................................          (0.14)         (0.40)       (0.43)            (0.39)
In excess of net investment income............................              0(d)       (0.02)       (0.03)            (0.05)
Total distributions...........................................          (0.14)         (0.42)       (0.46)            (0.44)
NET ASSET VALUE END OF PERIOD.................................        $  9.52         $ 9.73       $ 9.79           $  8.66
Total return (c)..............................................          (0.73%)         3.83%       18.78%            (9.25%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................           1.51%(a)(b)    1.52%(b)     1.46%(b)          1.15%(a)
  Total expenses excluding reimbursement and waivers..........           2.06%(a)       1.99%        2.07%             2.60%(a)
  Net investment income.......................................           4.30%(a)       4.18%        4.56%             4.72%(a)
Portfolio turnover rate.......................................             12%           126%          74%               25%
NET ASSETS END OF PERIOD (THOUSANDS)..........................        $ 1,306         $1,387       $1,788           $ 1,045

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.44% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) Amount represents less than $0.01 per share.
(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                         NEW JERSEY TAX FREE INCOME FUND
(silhouette of New Jersey)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            SEVEN MONTHS    SIX MONTHS
                               ENDED          ENDED          YEAR ENDED
                             MARCH 31,      AUGUST 31,      FEBRUARY 29,           YEAR ENDED FEBRUARY 28,
                               1997**         1996*             1996            1995       1994          1993
CLASS A SHARES
NET ASSET VALUE BEGINNING
  OF PERIOD..............     $  10.75       $  11.01          $ 10.53         $ 10.99    $ 11.01       $ 10.22
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....         0.31           0.28             0.56            0.57       0.60          0.63
Net realized and
  unrealized gain (loss)
  on investments and
  closed futures
  contracts..............        (0.01)         (0.26)            0.48           (0.46)     (0.02)         0.79
Total from investment
  operations.............         0.30           0.02             1.04            0.11       0.58          1.42
LESS DISTRIBUTIONS FROM:
Net investment income....        (0.31)         (0.28)           (0.56)          (0.57)     (0.60)        (0.63)
Total distributions......        (0.31)         (0.28)           (0.56)          (0.57)     (0.60)        (0.63)
NET ASSET VALUE END OF
  PERIOD.................     $  10.74       $  10.75          $ 11.01         $ 10.53    $ 10.99       $ 11.01
Total return (b).........         2.83%          0.19%           10.08%           1.41%      5.30%        14.39%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses.........         0.44%(a)(c)      0.34%(a)         0.36%         0.25%      0.14%         0.00%
  Total expenses
    excluding
    reimbursement and
    waivers..............         1.13%(a)       1.11%(a)         1.03%           1.04%      1.05%         1.16%
  Net investment income           5.02%(a)       5.08%(a)         5.15%           5.52%      5.31%         5.97%
Portfolio turnover rate             15%             0%               4%              8%         2%            5%
NET ASSETS END OF PERIOD
  (THOUSANDS)                 $ 31,434       $ 32,377          $41,762         $34,852    $42,783       $30,863

                             JULY 16, 1991
                            OF OPERATIONS)
                                THROUGH
                           FEBRUARY 29, 1992
CLASS A SHARES
NET ASSET VALUE BEGINNING
  OF PERIOD..............       $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....          0.38
Net realized and
  unrealized gain (loss)
  on investments and
  closed futures
  contracts..............          0.22
Total from investment
  operations.............          0.60
LESS DISTRIBUTIONS FROM:
Net investment income....         (0.38)
Total distributions......         (0.38)
NET ASSET VALUE END OF
  PERIOD.................       $ 10.22
Total return (b).........          6.03%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses.........          0.01%(a)
  Total expenses
    excluding
    reimbursement and
    waivers..............          1.20%(a)
  Net investment income            5.89%(a)
Portfolio turnover rate               5%
NET ASSETS END OF PERIOD
  (THOUSANDS)                   $13,129

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.44% (annualized) for the seven months ended March 31, 1997.
* The Fund changed its fiscal year end from February 28 to August 31.
** During the current period, the Fund changed its fiscal year end from August 31 to March 31.

                                                                                                                JANUARY 30, 1996
                                                                             SEVEN MONTHS       SIX MONTHS        (COMMENCEMENT
                                                                                ENDED             ENDED          OF OPERATIONS)
                                                                              MARCH 31,         AUGUST 31,           THROUGH
                                                                                1997**            1996*         FEBRUARY 29, 1996
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................      $10.75            $11.01             $ 11.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................        0.25              0.24                0.05
Net realized and unrealized loss on investments...........................          --             (0.26)              (0.07)
Total from investment operations..........................................        0.25             (0.02)              (0.02)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................       (0.26)            (0.24)              (0.05)
Total distributions.......................................................       (0.26)            (0.24)              (0.05)
NET ASSET VALUE END OF PERIOD.............................................      $10.74            $10.75             $ 11.01
Total return (b)..........................................................        2.29%            (0.20%)             (0.22%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................        1.36%(a)(c)       1.28%(a)            0.31%(a)
  Total expenses excluding reimbursement and waivers......................        1.88%(a)          1.85%(a)            1.66%(a)
  Net investment income...................................................        4.07%(a)          4.14%(a)            5.23%(a)
Portfolio turnover rate...................................................          15%                0%                  4%
NET ASSETS END OF PERIOD (THOUSANDS)......................................      $7,847            $2,709             $   186

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.36% (annualized) for the seven months ended March 31, 1997.
* The Fund changed its fiscal year end from February 28 to August 31.
** During the current period, the Fund changed its fiscal year end from August 31 to March 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                         NEW JERSEY TAX FREE INCOME FUND
                                                     (silhouette of New Jersey)
                        FINANCIAL HIGHLIGHTS, CONTINUED
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                FEBRUARY 8, 1996
                                                                             SEVEN MONTHS       SIX MONTHS        (COMMENCEMENT
                                                                                ENDED             ENDED          OF OPERATIONS)
                                                                              MARCH 31,         AUGUST 31,           THROUGH
                                                                                1997**            1996*         FEBRUARY 29, 1996
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................      $10.75            $11.01             $ 11.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................        0.32              0.28                0.03
Net realized and unrealized loss on investments...........................       (0.01)            (0.26)              (0.13)
Total from investment operations..........................................        0.31              0.02               (0.10)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................       (0.32)            (0.28)              (0.03)
Total distributions.......................................................       (0.32)            (0.28)              (0.03)
NET ASSET VALUE END OF PERIOD.............................................      $10.74            $10.75             $ 11.01
Total return..............................................................        2.88%             0.20%              (0.87%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................        0.36%(a)(b)       0.31%(a)            0.31%(a)
  Total expenses excluding reimbursement and waivers......................        0.88%(a)          0.87%(a)            0.88%(a)
  Net investment income...................................................        5.08%(a)          5.12%(a)            5.28%(a)
Portfolio turnover rate...................................................          15%                0%                  4%
NET ASSETS END OF PERIOD (THOUSANDS)......................................      $9,436            $9,076             $    18

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.36% (annualized) for the seven months ended March 31, 1997.
* The Fund changed its fiscal year end from February 28 to August 31.
** During the current period, the Fund changed its fiscal year end from August 31 to March 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              NEW YORK TAX FREE FUND
(silhouette of New York)
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                   FEBRUARY 4, 1994
                                                                                      YEAR ENDED                     (COMMENCEMENT
                                                                                       MARCH 31,                   OF OPERATIONS) TO
                                                                           1997          1996          1995         MARCH 31, 1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR......................................   $  9.67       $  9.44       $  9.32           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................      0.49          0.48          0.52              0.09
Net realized and unrealized gain (loss) on investments and closed
  futures contracts....................................................     (0.03)         0.24          0.12             (0.68)
Total from investment operations.......................................      0.46          0.72          0.64             (0.59)
LESS DISTRIBUTIONS FROM:
Net investment income..................................................     (0.48)        (0.47)        (0.52)            (0.08)
In excess of net investment income.....................................     (0.01)        (0.02)           --             (0.01)
Total distributions....................................................     (0.49)        (0.49)        (0.52)            (0.09)
NET ASSET VALUE END OF YEAR............................................   $  9.64       $  9.67       $  9.44           $  9.32
Total return (c).......................................................      4.87%         7.73%         7.08%            (5.91%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................      0.76%(b)      0.75%(b)      0.50%             0.35%(a)
  Total expenses excluding reimbursement and waivers...................      1.19%         1.31%         1.59%             4.44%(a)
  Net investment income................................................      5.00%         4.95%         5.48%             3.85%(a)
Portfolio turnover rate................................................        62%           53%           77%               14%
NET ASSETS END OF YEAR (THOUSANDS).....................................   $ 3,693       $ 3,947       $ 3,323           $   680

(a) Annualized.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.

                                                                                                                   FEBRUARY 4, 1994
                                                                                      YEAR ENDED                     (COMMENCEMENT
                                                                                       MARCH 31,                   OF OPERATIONS) TO
                                                                           1997          1996          1995         MARCH 31, 1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR......................................   $  9.59       $  9.38       $  9.32           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................      0.41          0.41          0.47              0.08
Net realized and unrealized gain (loss) on investments and closed
  futures contracts....................................................     (0.03)         0.24          0.09             (0.67)
Total from investment operations.......................................      0.38          0.65          0.56             (0.59)
LESS DISTRIBUTIONS FROM:
Net investment income..................................................     (0.41)        (0.42)        (0.45)            (0.06)
In excess of net investment income.....................................     (0.01)        (0.02)        (0.05)            (0.03)
Total distributions....................................................     (0.42)        (0.44)        (0.50)            (0.09)
NET ASSET VALUE END OF YEAR............................................   $  9.55       $  9.59       $  9.38           $  9.32
Total return (c).......................................................      4.03%         7.02%         6.28%            (5.91%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................      1.51%(b)      1.50%(b)      1.25%             1.10%(a)
  Total expenses excluding reimbursement and waivers...................      1.94%         2.05%         2.35%             5.60%(a)
  Net investment income................................................      4.25%         4.19%         4.78%             3.01%(a)
Portfolio turnover rate................................................        62%           53%           77%               14%
NET ASSETS END OF YEAR (THOUSANDS).....................................   $19,064       $17,151       $11,907           $ 2,276

(a) Annualized.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.49% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              NEW YORK TAX FREE FUND
                                                       (silhouette of New York)
                        FINANCIAL HIGHLIGHTS, CONTINUED
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                   FEBRUARY 4, 1994
                                                                                      YEAR ENDED                     (COMMENCEMENT
                                                                                       MARCH 31,                   OF OPERATIONS) TO
                                                                           1997          1996          1995         MARCH 31, 1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR......................................   $  9.58       $  9.37       $  9.31           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................      0.40          0.41          0.48              0.07
Net realized and unrealized gain (loss) on investments and closed
  futures contracts....................................................     (0.01)         0.24          0.07             (0.67)
Total from investment operations.......................................      0.39          0.65          0.55             (0.60)
LESS DISTRIBUTIONS FROM:
Net investment income..................................................     (0.41)        (0.42)        (0.46)            (0.07)
In excess of net investment income.....................................     (0.01)        (0.02)        (0.03)            (0.02)
Total distributions....................................................     (0.42)        (0.44)        (0.49)            (0.09)
NET ASSET VALUE END OF YEAR............................................   $  9.55       $  9.58       $  9.37           $  9.31
Total return (c).......................................................      4.14%         7.02%         6.18%            (6.02%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................      1.51%(b)      1.50%(b)      1.26%             1.10%(a)
  Total expenses excluding reimbursement and waivers...................      1.93%         2.07%         2.32%             5.13%(a)
  Net investment income................................................      4.25%         4.24%         4.88%             3.71%(a)
Portfolio turnover rate................................................        62%           53%           77%               14%
NET ASSETS END OF YEAR (THOUSANDS).....................................   $ 1,871       $ 2,296       $ 2,890           $   255

(a) Annualized.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                            PENNSYLVANIA TAX FREE FUND
 (silhouette of Penn.)
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                    YEAR ENDED
                                    1997          1996          1995 MARCH 31,1994          1993          1992
CLASS A SHARES
NET ASSET VALUE BEGINNING OF
  YEAR..........................   $ 11.15       $ 10.91       $ 11.01       $ 11.42       $ 10.71       $ 10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........      0.59          0.60          0.61          0.62          0.63          0.74
Net realized and unrealized gain
  (loss) on investments and
  closed futures contracts......     (0.01)         0.23         (0.09)        (0.30)         0.75          0.46
Total from investment
  operations....................      0.58          0.83          0.52          0.32          1.38          1.20
LESS DISTRIBUTIONS FROM:
Net investment income...........     (0.59)        (0.57)        (0.61)        (0.62)        (0.63)        (0.74)
In excess of net investment
  income........................        --         (0.02)        (0.01)        (0.04)        (0.02)           --
Net realized gain on
  investments...................        --            --            --         (0.06)        (0.02)           --
In excess of net realized gain
  on investments................        --            --            --         (0.01)           --            --
Total distributions.............     (0.59)        (0.59)        (0.62)        (0.73)        (0.67)        (0.74)
NET ASSET VALUE END OF YEAR.....   $ 11.14       $ 11.15       $ 10.91       $ 11.01       $ 11.42       $ 10.71
Total return (c)................      5.30%         7.66%         4.91%         2.58%        13.30%        12.07%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................      0.76%(b)      0.76%(b)      0.75%         0.75%         0.68%         0.65%
  Total expenses excluding
    reimbursement and waivers...      0.99%         0.99%         1.05%         1.06%         1.16%         1.68%
  Net investment income.........      5.26%         5.29%         5.65%         5.27%         5.66%         6.92%
Portfolio turnover rate.........        84%           55%           97%           37%           20%           13%
NET ASSETS END OF YEAR
  (THOUSANDS)                      $24,535       $28,710       $30,450       $30,560       $35,502       $12,914

                                  DECEMBER 27, 1990
                                  OF OPERATIONS) TO
CLASS A SHARES
NET ASSET VALUE BEGINNING OF
  YEAR..........................       $ 10.00
INCOME FROM INVESTMENT OPERATION
Net investment income...........          0.18
Net realized and unrealized gain
  (loss) on investments and
  closed futures contracts......          0.25
Total from investment
  operations....................          0.43
LESS DISTRIBUTIONS FROM:
Net investment income...........         (0.18)
In excess of net investment
  income........................            --
Net realized gain on
  investments...................            --
In excess of net realized gain
  on investments................            --
Total distributions.............         (0.18)
NET ASSET VALUE END OF YEAR.....       $ 10.25
Total return (c)................          4.37%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................          0.65%(a)
  Total expenses excluding
    reimbursement and waivers...          3.19%(a)
  Net investment income.........          6.84%(a)
Portfolio turnover rate.........             8%
NET ASSETS END OF YEAR
  (THOUSANDS)                          $ 2,979

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.75% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.

                                                                         YEAR ENDED MARCH 31,
                                                            1997          1996          1995          1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR.......................   $ 11.00       $ 10.81       $ 10.98       $ 11.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................      0.49          0.51          0.54          0.56
Net realized and unrealized gain (loss) on investments
  and closed futures contracts..........................     (0.01)         0.22         (0.10)        (0.34)
Total from investment operations........................      0.48          0.73          0.44          0.22
LESS DISTRIBUTIONS FROM:
Net investment income...................................     (0.49)        (0.52)        (0.53)        (0.52)
In excess of net investment income......................        --         (0.02)        (0.08)        (0.07)
Net realized gain on investments........................        --            --            --         (0.03)
In excess of net realized gain on investments...........        --            --            --         (0.04)
Total distributions.....................................     (0.49)        (0.54)        (0.61)        (0.66)
NET ASSET VALUE END OF YEAR.............................   $ 10.99       $ 11.00       $ 10.81       $ 10.98
Total return (c)........................................      4.50%         6.84%         4.15%         1.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................      1.51%(b)      1.48%(b)      1.50%         1.50%
  Total expenses excluding reimbursement and waivers....      1.74%         1.74%         1.80%         1.81%
  Net investment income.................................      4.50%         4.55%         4.89%         4.32%
Portfolio turnover rate.................................        84%           55%           97%           37%
NET ASSETS END OF YEAR (THOUSANDS)......................   $37,215       $37,719       $30,657       $21,958

                                                           FEBRUARY 1, 1993
                                                            MARCH 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR.......................        $ 11.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................           0.08
Net realized and unrealized gain (loss) on investments
  and closed futures contracts..........................           0.24
Total from investment operations........................           0.32
LESS DISTRIBUTIONS FROM:
Net investment income...................................          (0.08)
In excess of net investment income......................          (0.02)
Net realized gain on investments........................             --
In excess of net realized gain on investments...........             --
Total distributions.....................................          (0.10)
NET ASSET VALUE END OF YEAR.............................        $ 11.42
Total return (c)........................................           2.82%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................           1.50%(a)
  Total expenses excluding reimbursement and waivers....           1.69%(a)
  Net investment income.................................           3.44%(a)
Portfolio turnover rate.................................             20%
NET ASSETS END OF YEAR (THOUSANDS)......................        $ 2,543

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                            PENNSYLVANIA TAX FREE FUND
                                                      (silhouette of Penn.)
                        FINANCIAL HIGHLIGHTS, CONTINUED
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                         YEAR ENDED MARCH 31,
                                                            1997          1996          1995          1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR.......................   $ 11.03       $ 10.83       $ 11.00       $ 11.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................      0.47          0.51          0.53          0.54
Net realized and unrealized gain (loss) on investments
  and closed futures contracts..........................      0.01          0.23         (0.10)        (0.32)
Total from investment operations........................      0.48          0.74          0.43          0.22
LESS DISTRIBUTIONS FROM:
Net investment income...................................     (0.49)        (0.52)        (0.53)        (0.52)
In excess of net investment income......................        --         (0.02)        (0.07)        (0.05)
Net realized gain on investments........................        --            --            --         (0.03)
In excess of net realized gain on investments...........        --            --            --         (0.04)
Total distributions.....................................     (0.49)        (0.54)        (0.60)        (0.64)
NET ASSET VALUE END OF YEAR.............................   $ 11.02       $ 11.03       $ 10.83       $ 11.00
Total return (c)........................................      4.49%         6.92%         4.05%         1.78%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................      1.51%(b)      1.48%(b)      1.50%         1.50%
  Total expenses excluding reimbursement and waivers....      1.74%         1.74%         1.80%         1.90%
  Net investment income.................................      4.52%         4.57%         4.90%         4.33%
Portfolio turnover rate.................................        84%           55%           97%           37%
NET ASSETS END OF YEAR (THOUSANDS)......................   $ 6,830       $ 9,675       $ 9,559       $ 9,385

                                                           FEBRUARY 1, 1993
                                                           (Date of Initial
                                                            Public Offering)
                                                                  to
                                                            MARCH 31, 1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR.......................        $ 11.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................           0.07
Net realized and unrealized gain (loss) on investments
  and closed futures contracts..........................           0.24
Total from investment operations........................           0.31
LESS DISTRIBUTIONS FROM:
Net investment income...................................          (0.07)
In excess of net investment income......................          (0.02)
Net realized gain on investments........................             --
In excess of net realized gain on investments...........             --
Total distributions.....................................          (0.09)
NET ASSET VALUE END OF YEAR.............................        $ 11.42
Total return (c)........................................           2.81%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................           1.50%(a)
  Total expenses excluding reimbursement and waivers....           1.60%(a)
  Net investment income.................................           2.50%(a)
Portfolio turnover rate.................................             20%
NET ASSETS END OF YEAR (THOUSANDS)......................        $   952

(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                             CALIFORNIA TAX FREE FUND
 (silhouette of California)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

MUNICIPAL BONDS-- 98.6%
             CALIFORNIA-- 95.8%                                                  CALIFORNIA-- CONTINUED

$  500,000   Anaheim, California, Public
               Financing Authority, Lease
               Revenue, Public Improvements
               Project, Series C,
               6.00%, 9/1/16, (FSA).............  $   516,820
 1,000,000   California Health Facilities
               Finance Authority, Insured Health
               Facilities-Catholic, Series A,
               5.75%, 7/1/15, (AMBAC)...........      987,520
 1,000,000   California Housing Finance Agency,
               Multi-Family Housing, Series B,
               6.05%, 8/1/16, (AMBAC)...........      999,830
 1,000,000   California Housing Finance Agency,
               Single Family Mortgage,
               Series A-1, Class III,
               5.70%, 8/1/11, (MBIA)............      990,640
 1,000,000   California Pollution Control
               Financing Authority, Solid Waste
               Disposal Revenue, Browning Ferris
               Industries Inc., Series A,
               5.80%, 12/1/16...................      961,090
   500,000   California State Housing Finance
               Agency, Home Mortgage Revenue,
               Series L,
               6.40%, 8/1/27, (MBIA)............      507,965
   500,000   Elk Grove, California Unified
               School District, Special Tax,
               Community Facilities, District
               No. 1,
               6.50%, 12/1/24, (AMBAC)..........      550,945
   750,000   Los Angeles, California, Community
               Redevelopment Agency Refunding,
               Tax Allocation, Series H,
               6.50%, 12/1/16, (FSA)............      794,813
 1,000,000   Los Angeles, California, Convention
               and Exhibition Center Authority,
               Lease Refunding, Series A,
               6.00%, 8/15/10, (MBIA)...........    1,055,270
 2,900,000   Los Angeles County, California,
               Transportation Commission, Sales
               Tax Revenue, Proposition C,
               Second SR, Series A,
               6.25%, 7/1/13, (MBIA)............    3,015,797
   400,000   MSR Public Power Agency,
               California, San Juan Project,
               Series B,
               6.75%, 7/1/11, (MBIA)............      431,620
   250,000   Madera County, California,
               Certificates of Participation,
               Valley
               Children's Hospital,
               6.25%, 3/15/07, (MBIA)...........      269,867
$1,415,000   Oakland, California, Revenue
               Refunding, Series A,
               7.60%, 8/1/21, (FGIC)............  $ 1,499,362
   500,000   Port Oakland, California, Port
               Revenue, Series H,
               5.50%, 11/1/11, (MBIA)...........      489,535
   300,000   Rio Linda, California, Unified
               School District,
               5.25%, 8/1/17, (FSA).............      278,358
 1,000,000   Rio Linda, California, Unified
               School District, Series A,
               7.40%, 8/1/10, (AMBAC)...........    1,139,940
 1,700,000   Riverside County, California, Asset
               Leasing Corporation, Leasehold
               Revenue, Riverside County
               Hospital Project, (effective
               yield 5.70%) (b),
               0.00%, 6/1/13, (MBIA)............      662,133
 1,000,000   Riverside County, California,
               Transmission Community Sales Tax
               Revenue, Series A,
               6.00%, 6/1/09, (FGIC)............    1,060,820
 1,000,000   Sacramento County, California,
               Airport System Revenue, Series A,
               6.00%, 7/1/11....................    1,028,320
 1,000,000   San Bernardino, California, Joint
               Powers Financing Authority, Tax
               Allocation Revenue, Series A,
               5.75%, 10/1/15, (FSA)............      987,530
   400,000   San Diego, California, Public
               Facilities Financing Authority,
               Sewer Revenue, Series A,
               5.38%, 5/15/15, (FGIC)...........      382,724
 2,000,000   San Diego County, California, Water
               Authority, Water Revenue
               Certificates of Participation,
               5.68%, 4/23/08, (FGIC)...........    2,060,560
   500,000   San Francisco, California, State
               Building Authority, Lease
               Revenue, San Francisco Civic
               Center
               Complex A,
               6.00%, 12/1/09, (AMBAC)..........      528,945
 1,000,000   San Francisco, California, State
               Building Authority, Lease
               Revenue, San Francisco Civic
               Center
               Complex A,
               5.25%, 12/1/16, (AMBAC)..........      934,650
 1,230,000   San Jose, California, Redevelopment
               Tax Allocation, Merged Area
               Redevelopment Project,
               6.00%, 8/1/15, (MBIA)............    1,277,097

                                  (CONTINUED)

                                     KEYSTONE
                             CALIFORNIA TAX FREE FUND
                                                     (silhouette of California)
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

             CALIFORNIA-- CONTINUED
$  100,000   San Mateo, Foster City, California,
               School District Capital
               Appreciation, Series C,
               (effective yield 5.60%) (b),
               0.00%, 9/1/03, (FGIC)............  $    72,056
   300,000   Santa Ana, California, Financing
               Authority Lease Revenue, Police
               Administration and Holding
               Facility, Series A,
               6.25%, 7/1/15, (MBIA)............      319,920
 1,000,000   South Orange County, California,
               Public Financing Authority,
               Special Tax Revenue, Sr. Lien,
               Series A,
               7.00%, 9/1/09, (MBIA)............    1,151,850
 1,000,000   Southern California Public Power
               Authority, Transmission Project
               Revenue, (effective yield
               7.30%)(b),
               0.00%, 7/1/14, (FSA).............      368,720
   625,000   Vista, California, Community
               Development, Community Tax
               Allocation Revenue, Vista
               Redevelopment Project Area,
               6.00%, 9/1/10, (MBIA)............      659,637
   190,000   Walnut Valley, California, Unified
               School District, Series A,
               6.00%, 8/1/14, (MBIA)............      197,032
   500,000   Watsonville, California, Solid
               Waste Revenue,
               5.50%, 5/15/16, (MBIA)...........      482,145
                                                   26,663,511
             PUERTO RICO-- 2.8%
$  750,000   Puerto Rico Industrial, Tourist,
               Educational, Medical &
               Environmental Control Facilities,
               Hospital Auxilio Mutuo Obligation
               Group, Series A,
               6.25%, 7/1/24, (MBIA)............  $   777,225
             Total Municipal Bonds
               (Cost $27,436,967)...............   27,440,736


TEMPORARY TAX-EXEMPT
INVESTMENTS-- 4.3%


   550,000   California Health
   636,000     Facilities Financing
               Authority Revenue, St.
               Joseph Health System,
               Series A,
               3.65%, 7/1/13 (a)........550,000
             Irvine, California,
               Improvement Board Act
               1915, Assessment District
               95-12, Series A,
               3.70%, 9/2/21 (a)........636,000
             TOTAL TEMPORARY TAX-EXEMPT
               INVESTMENTS
               (COST $1,186,000)........1,186,000
             TOTAL INVESTMENTS-- (COST
               $28,622,967) (C).........102.9%   28,626,736
             OTHER ASSETS AND
               LIABILITIES-- NET........   (2.9)     (791,955)
             NET ASSETS--...............  100.0%  $27,834,781

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the annual yield at which the bond accretes until its maturity date.
(c) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at March 31, 1997 are as follows:

Gross unrealized appreciation     $ 291,409
Gross unrealized depreciation      (287,640)
Net unrealized appreciation       $   3,769

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Federal Guaranty Insurance Corporation
FSA-- Financial Security Assurance
MBIA-- Municipal Bond Insurance Association

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                           MASSACHUSETTS TAX FREE FUND
(silhouette of Mass.)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

MUNICIPAL BONDS-- 97.8%
             MASSACHUSETTS-- 93.2%                                               MASSACHUSETTS-- CONTINUED

$  500,000   Franklin, Massachusetts, School
               Improvements,
               5.25%, 11/15/13, (MBIA)..........  $   473,210
   525,000   Lawrence, Massachusetts, School
               Improvements,
               6.25%, 2/15/09, (AMBAC)..........      558,185
   250,000   Lowell, Massachusetts, School
               Improvements,
               5.50%, 12/15/15, (AMBAC).........      241,135
             Massachusetts Bay Transportation
               Authority,
               General Transportation, Series A:
   750,000   7.00%, 3/1/11......................      861,210
   525,000   6.25%, 3/1/12......................      563,918
   300,000   Massachusetts Educational Financing
               Loan Authority, Issue E, Series
               B,
               6.00%, 1/1/12, (AMBAC)...........      298,344
             Massachusetts Municipal Wholesale
               Electric, Power Supply Systems,
               Series B:
   575,000   6.75%, 7/1/08......................      608,241
   250,000   4.95%, 7/1/09......................      236,578
 1,100,000   Massachusetts State Health and
               Educational Facilities Authority,
               Cape Islands Rehabilitation
               Hospital, Series A,
               7.88%, 8/15/24...................    1,178,837
   550,000   Massachusetts State Health and
               Educational Facilities Authority,
               McLean Hospital, Series C,
               6.50%, 7/1/10, (FGIC)............      589,160
   400,000   Massachusetts State Health and
               Educational Facilities Authority,
               New England Deaconess Hospital,
               Series D,
               6.88%, 4/1/22....................      422,960
   500,000   Massachusetts State Health and
               Educational Facilities Authority,
               North Adams Regional Hospital,
               Series C,
               6.75%, 7/1/09....................      518,250
   300,000   Massachusetts State Housing Finance
               Agency, Series A,
               6.60%, 7/1/14, (AMBAC)...........      313,359
   300,000   Massachusetts State Housing Finance
               Agency, Single Family Housing,
               Series 52,
               6.00%, 6/1/14, (MBIA)............      301,404
$  400,000   Massachusetts State Industrial
               Finance Agency, College of the
               Holy Cross, University and
               College Improvements,
               5.50%, 3/1/16, (MBIA)............  $   385,304
   250,000   Massachusetts State Industrial
               Finance Agency, Solid Waste
               Disposal, Molten Metal Technology
               Project,
               8.25%, 8/1/14....................      265,025
   525,000   Massachusetts State Water
               Pollution, Series 2,
               6.13%, 2/1/08....................      566,375
   900,000   Massachusetts State Water Pollution
               Abatement Trust, New Bedford Loan
               Program, Series A,
               5.70%, 2/1/12....................      904,176
   125,000   Massachusetts State Water Pollution
               Abatement Trust, South Essex
               Sewerage District Loan Program,
               Series A,
               6.38%, 2/1/15....................      130,024
   575,000   Massachusetts State Water Resources
               Authority, Series B,
               4.00%, 12/1/18, (MBIA)...........      433,970
 1,000,000   Methuen, Massachusetts, General
               Obligation,
               5.63%, 11/15/15, (FSA)...........      987,760
   300,000   Worcester, Massachusetts, Municipal
               Purpose Loan, Series A,
               5.25%, 8/1/12, (AMBAC)...........      285,252
                                                   11,122,677
             PUERTO RICO-- 4.6%
   100,000   Commonwealth of Puerto Rico,
               General Obligation
               6.35%, 7/1/10....................      105,145
   100,000   Commonwealth of Puerto Rico,
               Highway and Transportation
               Authority, Series Y,
               5.25%, 7/1/15, (FSA).............       95,020
   300,000   Commonwealth of Puerto Rico, Linked
               Bond Payment Obligation,
               7.00%, 7/1/10, (MBIA) (b)........      344,388
                                                      544,553
             TOTAL MUNICIPAL BONDS
               (COST $11,466,778)...............   11,667,230

                                  (CONTINUED)

                                     KEYSTONE
                           MASSACHUSETTS TAX FREE FUND
                                                       (silhouette of Mass.)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE                                                               VALUE

TEMPORARY TAX-EXEMPT INVESTMENTS-- 1.0%
(COST $120,000)
$  120,000   Massachusetts State Health and
               Educational Facilities Authority,
               (Capital Assets Program), Series
               D,
               3.70%, 1/1/35, (MBIA) (a)........  $   120,000

             TOTAL INVESTMENTS-- (COST
               $11,586,778) (C).........   98.8%  $11,787,230
             OTHER ASSETS AND
               LIABILITIES-- NET........    1.2       145,173
             NET ASSETS--...............  100.0%  $11,932,403

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.
(c) The cost of investments for federal income tax purposes amounted to $11,589,255. Gross unrealized appreciation and depreciation of investments based on identified tax cost, at March 31, 1997 are as follows:

Gross unrealized appreciation     $242,953
Gross unrealized depreciation      (44,978)
Net unrealized appreciation       $197,975

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Federal Guaranty Insurance Company
FSA-- Financial Security Assistance
MBIA-- Municipal Bond Investors Assurance

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              MISSOURI TAX FREE FUND
 (silhouette of Missouri)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

MUNICIPAL BONDS-- 98.8%
             MISSOURI-- 87.3%                                                    MISSOURI-- CONTINUED

$1,105,000   Butler County, Missouri, Public
               Facilities Authority, Butler
               County Jail Project,
               6.50%, 12/1/14, (FGIC)...........  $ 1,167,587
 1,500,000   Cape Girardeau County, Missouri,
               Health Care Facilities, Southeast
               Missouri Hospital Association,
               5.25%, 6/1/16, (MBIA)............    1,419,915
   830,000   Chesterfield, Missouri, General
               Obligation,
               6.30%, 2/15/13...................      871,417
 1,000,000   Clay County, Missouri, Public
               Building Authority,
               7.00%, 5/15/14, (FGIC)...........    1,102,730
 1,000,000   Kansas City, Missouri, Municipal
               Assistance, Capital Improvement,
               Series B,
               5.65%, 1/15/12, (AMBAC)..........      996,660
 1,000,000   Missouri Higher Education, Loan
               Authority, Student Loan, Series
               F,
               6.75%, 2/15/09...................    1,021,480
   985,000   Missouri State Environmental
               Improvement and Energy Resource
               Authority, Water Pollution
               Control, Capital Appreciation,
               State Revolving Fund-Series D,
               (effective yield 6.25%) (b),
               0.00%, 1/1/16....................      316,963
   975,000   Missouri State Environmental
               Improvement and Energy Resource
               Authority, Water Pollution
               Control, Capital Appreciation,
               State Revolving Fund-Series D,
               (effective yield 6.25%) (b),
               0.00%, 1/1/17....................      293,622
 1,000,000   Missouri State Environmental
               Improvement and Energy Resource
               Authority, Water Pollution
               Control, State Revolving Fund,
               Kansas City, Series A,
               5.75%, 1/1/16....................      998,980
   600,000   Missouri State Environmental
               Improvement and Energy Resource
               Authority, Water Pollution
               Control, State Revolving Fund,
               Series B,
               7.20%, 7/1/16....................      669,480
   500,000   Missouri State Health and
               Educational Facilities Authority,
               BJC Health Systems, Series A,
               6.50%, 5/15/20...................      539,550
$  275,000   Missouri State Health and
               Educational Facilities Authority,
               Barnes Jewish, Inc., Series A,
               5.15%, 5/15/10...................  $   266,978
 1,000,000   Missouri State Health and
               Educational Facilities Authority,
               Bethesda Health Group, Project A,
               7.50%, 8/15/12...................    1,061,670
   250,000   Missouri State Health and
               Educational Facilities Authority,
               Jefferson Memorial Hospital
               Association Project,
               6.00%, 8/15/23...................      230,140
   750,000   Missouri State Health and
               Educational Facilities Authority,
               Jefferson Memorial Hospital
               Obligation Group,
               6.80%, 5/15/25...................      757,890
   500,000   Missouri State Health and
               Educational Facilities Authority,
               Lake of Ozark General Hospital,
               6.50%, 2/15/21...................      500,240
 1,500,000   Missouri State Health and
               Educational Facilities Authority,
               SSM Health Care, Series AA,
               6.25%, 6/1/16, (MBIA)............    1,550,385
   260,000   Missouri State Housing Development
               Commission, Single Family, GNMA,
               Series A,
               7.13%, 12/1/14...................      278,166
             Missouri State Housing Development
               Commission, Single Family, GNMA,
               Series B:
   500,000   6.25%, 9/1/15......................      503,995
 1,250,000   6.45%, 9/1/27......................    1,263,900
   500,000   St. Louis County, Missouri,
               Industrial Development Authority,
               Health Facilities Revenue, GNMA,
               Mother of Perpetual Help,
               6.40%, 8/1/35....................      514,185
 1,000,000   St. Louis, Missouri, Convention and
               Sports Complex, Convention and
               Sports Facilities, Series C,
               5.30%, 8/15/17...................      935,970
 1,200,000   St. Louis, Missouri, Municipal
               Finance Corp. Leasehold Revenue
               Improvement--City Justice Center,
               Series A,
               5.75%, 2/15/11, (AMBAC)..........    1,203,216

                                  (CONTINUED)

                                     KEYSTONE
                              MISSOURI TAX FREE FUND
                                                     (silhouette of Missouri)
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

             MISSOURI-- CONTINUED                                                PUERTO RICO-- CONTINUED

             Sikeston, Missouri, Electric
               Revenue:
$1,250,000   6.00%, 6/1/13, (MBIA)..............  $ 1,309,200
   500,000   6.00%, 6/1/15, (MBIA)..............      520,780
   700,000   Wentzville, Missouri, School
               District, Series A,
               5.60%, 3/1/11, (FSA).............      705,544
                                                   21,000,643
             PUERTO RICO-- 11.5%
   500,000   Commonwealth of Puerto Rico,
               General Obligation,
               6.45%, 7/1/17....................      529,985
 1,000,000   Commonwealth of Puerto Rico,
               Highway and Transportation
               Authority Revenue, Series Y,
               6.25%, 7/1/14....................    1,059,650
   250,000   Commonwealth of Puerto Rico,
               Industrial Tourist Educational
               Authority, Group A,
               6.25%, 7/1/24....................      259,075
$  800,000   Commonwealth of Puerto Rico, Linked
               Bond Payment Obligation,
               7.00%, 7/1/10, (MBIA) (c)........  $   918,368
                                                    2,767,078
             TOTAL MUNICIPAL BONDS
               (COST $23,218,260)...............   23,767,721
TEMPORARY TAX-EXEMPT INVESTMENT-- 0.3%
(COST $70,000)
    70,000   Missouri State Health and
               Educational Facilities Authority,
               Christian Health Services,
               3.20%, 12/1/19 (a)...............       70,000

             TOTAL INVESTMENTS
               (COST $23,288,260) (D)...   99.1%   23,837,721
             OTHER ASSETS AND
               LIABILITIES-- NET........    0.9       222,719
             NET ASSETS.................  100.0%  $24,060,440

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until its maturity date.
(c) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.
(d) The cost of investments for federal income tax purposes amounted to $23,301,301. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at March 31, 1997 are as follows:

Gross unrealized appreciation     $ 639,637
Gross unrealized depreciation      (103,217)
Net unrealized appreciation       $ 536,420

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Federal Guaranty Insurance Corporation
FSA-- Financial Security Assistance
GNMA-- Government National Mortgage Association
MBIA-- Municipal Bond Investors Assurance

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                         NEW JERSEY TAX FREE INCOME FUND
 (silhouette of New Jersey)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

MUNICIPAL BONDS-- 96.7%
             NEW JERSEY-- 87.8%                                                NEW JERSEY-- CONTINUED

$  250,000   Bayshore Regional Swr. Auth. RB,
               Subordinated Swr.,
               5.50%, 4/1/12, (MBIA)............  $   248,990
 1,000,000   Bergen Cnty. Utils. PCR, (Ser. A),
               5.50%, 12/15/06, (FGIC)..........    1,030,240
 1,000,000   Bergen Cnty. GO,
               5.25%, 10/1/10...................      991,420
   500,000   Burlington Cnty. Bridge Commission
               Sys. RB,
               5.30%, 10/1/13...................      486,080
   750,000   Burlington Cnty. GO, (Ser. A),
               4.40%, 3/15/01...................      741,787
   500,000   Burlington Cnty. GO,
               4.88%, 11/15/09..................      473,540
 1,000,000   Burlington Cnty. GO,
               6.95%, 9/15/97...................    1,014,210
   500,000   Camden Cnty. Impt. Auth. Lease RB,
               5.63%, 10/1/15, (MBIA)...........      493,500
   500,000   Camden Cnty. Impt. Auth. Lease RB,
               6.00%, 12/1/12...................      498,595
   500,000   Camden Cnty. Muni Utils. Auth. Swr.
               RB,
               5.13%, 7/15/17, (FGIC)...........      463,380
   500,000   Cape May Cnty. Muni Utils. Auth.
               Swr. RB, (Ser. A),
               5.75%, 1/1/16, (MBIA)............      497,115
 1,000,000   Delaware River & Bay Auth. RB,
               5.00%, 1/1/17, (MBIA)............      902,220
   475,000   Delaware River Joint Toll Bridge
               Commission RB,
               6.25%, 7/1/12....................      493,853
   500,000   Delaware River Port Auth. of PA &
               NJ RB,
               5.40%, 1/1/15, (FGIC)............      483,125
   200,000   Edison Township, GO,
               6.50%, 6/1/09....................      219,980
   250,000   Essex Cnty. Utils. Auth. Solid
               Waste,
               (Ser. A),
               5.50%, 4/1/11, (FSA).............      249,035
   250,000   Essex Cnty. Utils. Auth. Solid
               Waste,
               (Ser. A),
               5.60%, 4/1/16, (FSA).............      242,888
 1,000,000   Gloucester Cnty. Solid Waste RB,
               (Ser. A),
               6.20%, 9/1/07....................    1,046,630
   500,000   Gloucester Cnty. Utils. Auth. Swr.
               RB,
               6.50%, 1/1/21....................      534,415
$1,000,000   Hamilton Township Atlantic County
               New Jersey Municipal Utilities
               Fitch Light Rtg,
               6.00%, 8/15/17, (FGIC)...........  $ 1,011,180
   200,000   Hoboken, GO,
               6.65%, 8/1/11....................      215,216
   250,000   Hudson Cnty. GO
               5.13%, 8/1/08, (AMBAC)...........      247,338
   400,000   Lakewood Township School District
               GO,
               6.25%, 2/15/12, (AMBAC)..........      432,292
   500,000   Manalapan Regl. Brd. Ed. GO,
               5.00%, 5/1/05....................      499,320
   305,000   Mercer Cnty. Imp. Auth. RB,
               6.05%, 1/1/11....................      304,402
   150,000   Millburn Township, GO,
               6.00%, 7/15/99...................      155,525
   800,000   Monmouth Cnty. Impt. Auth. GO,
               Correctional Facs. Monmouth
               Proj.,
               6.40%, 8/1/08....................      847,312
   500,000   New Jersey Bldg. Auth. RB,
               5.00%, 6/15/13...................      462,255
   500,000   New Jersey Bldg. Auth. RB,
               5.00%, 6/15/18...................      446,465
   300,000   New Jersey Bldg. Auth. RB,
               6.25%, 6/15/13...................      316,581
   300,000   New Jersey Eco. Dev. Auth. RB,
               (Ser. A),
               6.60%, 8/1/21....................      315,618
   500,000   New Jersey Eco. Dev. Auth. RB, NJ
               Performing Arts Ctr. Proj.,
               5.50%, 6/15/13, (AMBAC)..........      492,580
 1,000,000   New Jersey Eco. Dev. Auth. RB,
               Public Schs. Small Proj. Loan
               Prog.,
               5.40%, 8/15/13...................      976,160
   400,000   New Jersey Edl. Facs. Auth. RB,
               William Patterson College,
               6.38%, 7/1/11, (MBIA)............      417,320
   325,000   New Jersey Edl. Facs. Auth. RB,
               (Ser. A),
               5.70%, 7/1/97....................      326,570
   250,000   New Jersey Edl. Facs. Auth. RB,
               Kean College, (Ser. B),
               6.50%, 7/1/11....................      267,035
 1,500,000   New Jersey Edl. Facs. Auth. RB,
               Princeton, (Ser. C),
               6.38%, 7/1/22....................    1,582,950

                                  (CONTINUED)

                                    EVERGREEN
                         NEW JERSEY TAX FREE INCOME FUND
                                                     (silhouette of New Jersey)
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

             NEW JERSEY-- CONTINUED
$  500,000   New Jersey Edl. Facs. Auth. RB,
               (Ser. D),
               6.20%, 7/1/17, (AMBAC)...........  $   515,220
   500,000   New Jersey Edl. Facs. Auth. RB,
               Seton Hall Univ. Proj., (Ser. E),
               5.63%, 7/1/19, (MBIA)............      485,445
   185,000   New Jersey Health Care Facs.
               Financing Auth. RB Robert Wood
               Johnson Univ. Hosp., (Ser. B),
               6.63%, 7/1/16....................      196,870
   750,000   New Jersey Health Care Facs.
               Financing Auth. Atlantic City
               Med. Center RB, (Ser. C),
               6.80%, 7/1/05....................      804,067
   400,000   New Jersey Health Care Facs.
               Financing Auth. RB,
               Burdett Tomlin Mem. Hosp.,
               (Ser. D),
               6.50%, 7/1/12....................      426,624
   750,000   New Jersey Health Care Facs.
               Financing Auth. RB Hackensack
               Medical Center,
               6.63%, 7/1/17, (FGIC)............      798,120
   300,000   New Jersey Health Care Facs.
               Financing Auth. RB, Mercer
               Medical Center, (Ser. E),
               6.45%, 7/1/05, (MBIA)............      320,256
   500,000   New Jersey Health Care Facs.
               Financing Auth. Shore Mem. Hosp.
               Health Care Sys. RB,
               5.00%, 7/1/12, (MBIA)............      468,485
   500,000   New Jersey Hwy. Auth. RB,
               Garden State Pkwy.,
               6.25%, 1/1/14....................      525,165
 1,000,000   New Jersey Sports & Exposition RB,
               (Ser. A),
               6.00%, 3/1/21....................    1,016,500
   190,000   New Jersey State Turnpike RB,
               6.75%, 1/1/09....................      207,970
   200,000   New Jersey Trans. Trust Fund Auth.,
               4.40%, 6/15/99...................      200,288
 1,000,000   New Jersey Trans. Trust Fund Auth.,
               (Ser. B),
               6.50%, 6/15/10, (MBIA)...........    1,107,810
   300,000   New Jersey Transit Corp. COP,
               6.50%, 10/1/16, (FSA)............      319,104
   300,000   New Jersey Turnpike Auth. RB,
               (Ser. A),
               6.40%, 1/1/02....................      316,758
 2,000,000   New Jersey Turnpike Auth. RB,
               (Ser. C),
               6.50%, 1/1/16, (FSA).............    2,192,360
             NEW JERSEY-- CONTINUED
$  200,000   New Jersey St. GO, (Ser. A),
               6.80%, 9/15/10...................  $   218,466
   500,000   New Jersey St. GO, (Ser. D),
               5.25%, 2/15/01...................      510,670
   400,000   New Jersey St. GO, (Ser. E),
               6.00%, 7/15/07...................      427,516
   350,000   North Jersey Dist. Wtr. Supply RB,
               Wanaque North Proj., (Ser. B),
               6.25%, 11/15/17, (MBIA)..........      362,610
   500,000   North Jersey Dist. Wtr. Supply RB,
               Wanque South Proj.,
               6.00%, 7/1/12, (MBIA)............      516,350
   400,000   North Jersey Dist. Wtr. Supply RB,
               Wanque South Proj.),
               6.50%, 7/1/21, (MBIA)............      435,944
   500,000   Ocean Cnty. GO Utils. Auth.,
               (Ser. A),
               5.75%, 1/1/18....................      493,985
   200,000   Old Bridge Township GO,
               6.55%, 7/15/09, (FGIC)...........      215,584
   500,000   Old Bridge Township Muni. Utils.
               Auth. RB,
               6.25%, 11/1/16, (FGIC)...........      518,890
   500,000   Passaic Valley Sewage Commisioners
               RB, (Ser. D),
               5.75%, 12/1/13, (AMBAC)..........      503,030
   500,000   Pennsauken Township School Dist.
               GO,
               5.00%, 3/1/10....................      474,860
   500,000   Port Auth. NY & NJ RB,
               5.00%, 7/15/11, (AMBAC)..........      473,545
   500,000   Port Auth. NY & NJ RB, (Ser. 102),
               5.63%, 10/15/13, (MBIA)..........      498,655
   900,000   Port Auth. NY & NJ RB, (Ser. 102),
               6.75%, 8/1/26....................      960,624
   500,000   Rutgers St University RB, (Ser. 1),
               5.25%, 5/1/12....................      483,790
 1,100,000   Sparta Township GO
               5.80%, 9/1/23, (MBIA)............    1,094,049
   500,000   Stafford Muni. Utils. Auth. Wtr. &
               Swr. RB,
               6.25%, 6/1/14, (MBIA)............      518,920
   500,000   Stony Brook Regional Sewage Auth.
               RB, (Ser. B),
               5.45%, 12/1/12...................      493,125
   500,000   Trenton GO,
               6.55%, 8/15/09, (MBIA)...........      537,860
   400,000   University Medicine & Dentistry RB,
               (Ser. E),
               5.75%, 12/1/21...................      415,860

                                  (CONTINUED)

                                    EVERGREEN
                         NEW JERSEY TAX FREE INCOME FUND
 (silhouette of New Jersey)
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

             NEW JERSEY-- CONTINUED
$  500,000   University Medicine & Dentistry RB,
               (Ser. E),
               6.50%, 12/1/18...................  $   543,790
   200,000   Washington Township Muni. Utils.
               Auth. Sys. RB, (Ser. A),
               6.70%, 2/1/11, (AMBAC)...........      217,302
 1,000,000   West Windsor, GO,
               Plainsboro School Dist.,
               5.50%, 12/1/10, (FGIC)...........    1,002,320
   500,000   Winslow Township GO,
               6.50%, 10/1/18, (FGIC)...........      533,335
                                                   42,779,244

             PENNSYLVANIA-- 2.0%
 1,000,000   Delaware River Port Auth. PA & NJ,
               RB, (Ser. 1995),
               5.40%, 1/1/16, (FGIC)............      961,170
             PUERTO RICO-- 6.9%
   500,000   Puerto Rico Commonwealth GO,
               5.50%, 7/1/13....................      478,225
   300,000   Puerto Rico Commonwealth GO,
               6.80%, 7/1/21....................      332,802
   500,000   Puerto Rico Commonwealth GO, (Ser.
               A),
               6.00%, 7/1/14....................      501,690
   500,000   Puerto Rico Commonwealth Hwy &
               Trans. Auth., (Ser. Z),
               6.00%, 7/1/18, (FSA).............      523,980
   275,000   Puerto Rico Elec. Pwr. Auth. RB,
               (Ser. W),
               6.50%, 7/1/05, (MBIA)............      302,970
             PUERTO RICO-- CONTINUED
$  500,000   Puerto Rico Elec. Pwr. Auth. RB,
               (Ser. P),
               7.00%, 7/1/21....................  $   553,835
   400,000   Puerto Rico Pub. Bldgs. Auth. Gtd.
               Hlth. Facs. RB, (Ser. J),
               7.00%, 7/1/19....................      420,820
   250,000   Puerto Rico Pub. Bldgs. Auth. Gtd.
               RB, (Ser. A),
               6.25%, 7/1/09, (AMBAC)...........      272,590
                                                    3,386,912
             TOTAL MUNICIPAL BONDS
               (COST $46,387,947)...............   47,127,326
MUTUAL FUND SHARES-- 4.0%
  SHARES
   437,106   Dreyfus New Jersey Municipal Money
               Market Fund......................      437,106
 1,503,399   Federated New Jersey Municipal Cash
               Trust............................    1,503,399
             TOTAL MUTUAL FUND SHARES
               (COST $1,940,505)................    1,940,505
             TOTAL INVESTMENTS
               -- (COST
               $48,328,452)(A)..........  100.7%   49,067,831
             OTHER ASSETS AND
               LIABILITIES-- NET........  (0.7)      (350,722)
             NET ASSETS--...............  100.0%  $48,717,109

(a) The cost of investments for federal income tax purposes amounted to $48,328,452. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at March 31, 1997 are as follows:

Gross unrealized appreciation     $1,203,853
Gross unrealized depreciation       (464,474)
Net unrealized appreciation       $  739,379

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
COP-- Certificate of Participation
FGIC-- Federal Guaranty Insurance Company
FSA-- Federal Security Assistance
GO-- General Obligation
MBIA-- Municipal Bond Investors Assurance
PCR-- Pollution Control Revenue
RB-- Revenue Bond

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              NEW YORK TAX FREE FUND
                                                     (silhouette of New York)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

MUNICIPAL BONDS-- 98.2%
             NEW YORK-- 90.4%                                                  NEW YORK-- CONTINUED

$  400,000   Albany County, New York, Public
               Improvements, Series B,
               5.60%, 3/15/14, (FGIC)...........  $   392,968
   465,000   Buffalo, New York, General
               Obligation, Series E,
               6.50%, 12/1/22, (AMBAC)..........      498,643
   770,000   Erie County, New York, Water
               Authority, Fourth Resolution,
               (effective yield 7.30%) (b),
               0.00%, 12/1/17, (AMBAC)..........      175,006
   550,000   Hempstead Town, New York, General
               Obligation, Series B,
               5.63%, 2/1/15, (FGIC)............      540,969
   100,000   Islip, New York Resources Recovery
               Agency, Electric Light and Power
               Improvements, Series B,
               7.25%, 7/1/11, (AMBAC)...........      118,400
 1,400,000   Metropolitan Transportation
               Authority, New York, Commuter
               Facilities, Series A,
               6.13%, 7/1/14, (MBIA)............    1,440,390
   600,000   Municipal Assistance Corporation,
               Troy, New York, Series A,
               5.00%, 1/15/12...................      556,296
   695,000   Nassau County, New York, Combined
               Sewer District, Series B,
               6.00%, 5/1/14, (FGIC)............      718,102
   200,000   Nassau County, New York, General
               Improvement, Series T,
               5.20%, 9/1/15....................      188,832
   600,000   New Rochelle, New York, General
               Obligation, Series B,
               6.15%, 8/15/17, (MBIA)...........      617,832
   250,000   New York City, New York, General
               Obligation, Series A,
               7.75%, 8/15/15...................      274,910
   500,000   New York City, New York, General
               Obligation, Series H,
               5.75%, 3/15/10...................      481,245
   100,000   New York City, New York, Industrial
               Development Agency,
               6.00%, 11/1/15...................      102,046
 2,000,000   New York City, New York, Municipal
               Water Finance Authority, Water
               and Sewer System, Series A,
               7.00%, 6/15/15, (FGIC)...........    2,177,102
 1,200,000   New York State Dormitory Authority,
               City University Systems, Series
               D,
               7.00%, 7/1/09, (FGIC)............    1,381,260
$  450,000   New York State Dormitory Authority,
               City University, 3rd General
               Resources, Series 2,
               6.25%, 7/1/19, (MBIA)............  $   462,029
   250,000   New York State Dormitory Authority,
               State University Educational
               Facilities, Series A,
               5.88%, 5/15/11, (AMBAC)..........      258,975
   500,000   New York State Environmental
               Facilities, Riverbank State Park,
               5.50%, 4/1/16....................      480,015
   875,000   New York State Housing Finance
               Agency, Multi-Family Mortgage
               Series B,
               6.25%, 8/15/14, (AMBAC)..........      893,900
   250,000   New York State Medical Care
               Facilities Finance Agency, Health
               Center Projects,
               6.38%, 11/15/19..................      258,025
 1,000,000   New York State Medical Care
               Facilities Finance Agency, Mental
               Health Services Facilities,
               6.38%, 8/15/14, (FGIC)...........    1,050,090
             New York State Medical Care
               Facilities Finance Agency, New
               York Hospital, Series A:
   250,000   6.75%, 8/15/14.....................      269,657
   300,000   6.80%, 8/15/24.....................      324,537
   100,000   New York State Thruway Authority,
               Service Contract, Local Highway
               and Bridge,
               5.75%, 4/1/09....................       97,925
   500,000   New York State Urban Development
               Corp., Correctional Capital
               Facilities,
               (effective yield 5.63%) (b),
               0.00%, 1/1/10, (AMBAC)...........      246,090
             New York State Urban Development
               Corp., Correctional Capital
               Facilities, Series A:
   600,000   6.50%, 1/1/09......................      639,336
 1,000,000   6.50%, 1/1/10, (FSA)...............    1,104,620
   500,000   New York State Urban Development
               Corp., Higher Education
               Technology Grants,
               6.00%, 4/1/10, (MBIA)............      520,115

                                  (CONTINUED)

                                     KEYSTONE
                              NEW YORK TAX FREE FUND
(silhouette of New York)

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

             NEW YORK-- CONTINUED
             Niagara Falls, New York, Public
               Improvement, Series A:
$  700,000   7.50%, 3/1/14, (MBIA)..............  $   841,498
   750,000   7.50%, 3/1/16, (MBIA)..............      902,100
   750,000   7.50%, 3/1/17, (MBIA)..............      906,540
   100,000   Niagara, New York, Frontier
               Transportation Authority, Greater
               Buffalo International Airport,
               6.13%, 4/1/14, (AMBAC)...........      102,268
 1,000,000   Port Authority of New York and New
               Jersey, Special Obligation,
               Special Project KIAC-4,
               6.75%, 10/1/11 (c)...............    1,037,640
   250,000   St. Lawrence County, New York
               Industrial Development Civic
               Facilities, St. Lawrence
               University Project-A,
               5.63%, 7/1/13, (MBIA)............      247,430
 1,000,000   Suffolk County, New York,
               Industrial Development Agency,
               Southwest Sewer Systems,
               6.00%, 2/1/08, (FGIC)............    1,060,450
   805,000   Triborough Bridge and Tunnel
               Authority, New York, General
               Purpose, Series X,
               6.63%, 1/1/12....................      893,711
                                                   22,260,952
             PUERTO RICO-- 7.8%
$1,000,000   Commonwealth of Puerto Rico,
               General Obligation,
               7.00%, 7/1/10, (MBIA)............  $ 1,147,960
   750,000   Commonwealth of Puerto Rico,
               Industrial Tourist Educational
               Authority, Group A,
               6.25%, 7/17/24...................      777,225
                                                    1,925,185
             TOTAL MUNICIPAL BONDS
               (COST $23,458,346)...............   24,186,137

TEMPORARY TAX-EXEMPT INVESTMENTS-- 0.9%
(COST $215,000)
   215,000   New York City, New York, Municipal
               Water Finance Authority, Water
               and Sewer System, Series C,
               4.00%, 6/15/22, (FGIC) (a).......      215,000

             TOTAL INVESTMENTS
               -- (COST $23,673,346)
               (D)......................   99.1%   24,401,137
             OTHER ASSETS AND
               LIABILITIES-- NET........    0.9       226,983
             NET ASSETS.................  100.0%  $24,628,120

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an accrual basis until its maturity date.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) The cost of investments for federal income tax purposes amounted to $23,693,095. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at March 31, 1997 are as follows:

Gross unrealized appreciation     $805,799
Gross unrealized depreciation      (97,757)
Net unrealized appreciation       $708,042

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Federal Guaranty Insurance Company
FSA-- Financial Security Assistance
MBIA-- Municipal Bond Investors Assurance

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                            PENNSYLVANIA TAX FREE FUND
                                                       (silhouette of Penn.)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

MUNICIPAL BONDS-- 97.8%
             PENNSYLVANIA-- 82.2%                                              PENNSYLVANIA-- CONTINUED

$1,750,000   Allegheny County, Pennsylvania,
               Airport Revenue, Greater
               Pittsburgh International Airport,
               Series B,
               6.63%, 1/1/22....................  $ 1,842,208
   975,000   Allegheny County, Pennsylvania,
               Finance Authority, Single Family
               Mortgage, Series Y,
               6.60%, 11/1/14...................    1,013,922
 1,500,000   Allegheny County, Pennsylvania,
               Hospital Development Authority,
               Ohio Valley General Hospital,
               5.88%, 4/1/11....................    1,433,490
 2,000,000   Allegheny County, Pennsylvania,
               Industrial Development Authority,
               USX Corp., Series A,
               6.70%, 12/1/20...................    2,063,860
 1,750,000   Allentown, Pennsylvania Area
               Hospital Authority, Sacred Heart
               Hospital of Allentown, Series A,
               6.75%, 11/15/14..................    1,797,197
 1,170,000   Beaver County, Pennsylvania,
               Industrial Development Authority,
               Pollution Control, Ohio Edison
               Co. Project, Series A,
               7.75%, 9/1/24....................    1,218,649
 4,485,000   Cambria County, Pennsylvania,
               General Obligation, Series A,
               6.63%, 8/15/12, (FGIC)...........    4,808,324
 1,000,000   Central Bucks, Pennsylvania School
               District, Series A,
               6.90%, 11/15/13..................    1,110,360
 2,000,000   Chester County, Pennsylvania,
               Health and Education, The Chester
               County Hospital,
               5.88%, 7/1/16, (MBIA)............    1,991,560
   850,000   Delaware County, Pennsylvania,
               Industrial Development Authority,
               Pollution Control, Philadelphia
               Electric Co., Series A,
               7.38%, 4/1/21....................      913,172
   500,000   Erie County, Pennsylvania,
               Industrial Development Authority,
               Environmental Improvement,
               International Paper Co. Project,
               Series A,
               7.63%, 11/1/18...................      556,265
 1,000,000   Hazleton, Pennsylvania, City
               Authority, Water Revenue,
               5.10%, 4/1/13, (FGIC)............      939,320
$1,000,000   Lehigh County, Pennsylvania,
               General Purpose Authority, Good
               Shepherd Rehabilitation Hospital,
               7.50%, 11/15/21..................  $ 1,071,910
 1,250,000   Lehigh County, Pennsylvania,
               General Purpose Authority, Lehigh
               Valley Hospital, Series A,
               7.00%, 7/1/16, (MBIA)............    1,419,263
 2,000,000   McKeesport, Pennsylvania, Area
               School District Capital
               Appreciation, Series B,
               (effective yield 6.25%)(b),
               0.00%, 10/1/15...................      659,300
 1,000,000   McKeesport, Pennsylvania, Hospital
               Authority Revenue, McKeesport
               Hospital Project,
               6.50%, 7/1/08....................    1,012,710
 1,305,000   Mon Valley, Pennsylvania, Sewage
               Revenue,
               6.55%, 11/1/19, (MBIA)...........    1,391,430
   950,000   Montgomery County, Pennsylvania,
               Industrial Development, Pollution
               Control, Philadelphia Electric
               Co.,
               7.60%, 4/1/21....................    1,009,916
 7,200,000   Northumberland County,
               Pennsylvania, Commonwealth Lease,
               (effective yield 6.82%)(b),
               0.00%, 10/15/12..................    2,922,120
 2,000,000   Pennsylvania Convention Center
               Authority Revenue, Capital
               Appreciation, Series A,
               (effective yield 5.40%)(b),
               0.00%, 9/1/08 (FGIC).............    1,086,340
 1,500,000   Pennsylvania Economic Development
               Financing Authority, Northhampton
               Generator Project, Series A,
               6.60%, 1/1/19 (c)................    1,470,570
 2,200,000   Pennsylvania Economic Development
               Financing Authority, Resources
               Recovery, Northhampton University
               Project, Series A,
               6.50%, 1/1/13 (c)................    2,162,292
   860,000   Pennsylvania Housing Finance
               Agency, Single Family Mortgage,
               Series 33,
               6.90%, 4/1/17....................      893,076
 2,000,000   Pennsylvania Housing Finance
               Agency, Single Family Mortgage,
               Series 34 A,
               6.85%, 4/1/16 (FHA/FNMA).........    2,071,300

                                  (CONTINUED)

                                     KEYSTONE
                            PENNSYLVANIA TAX FREE FUND
 (silhouette of Penn.)
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                 March 31, 1997

PRINCIPAL                                                           PRINCIPAL
  AMOUNT                                             VALUE            AMOUNT                                             VALUE

             PENNSYLVANIA-- CONTINUED
$  750,000   Pennsylvania Housing Finance
               Agency, Single Family Mortgage,
               Series 40 A,
               6.80%, 10/1/15...................  $   783,525
 1,840,000   Pennsylvania Housing Finance
               Agency, Single Family Mortgage,
               Series 50 A,
               6.00%, 10/1/13...................    1,850,120
 1,650,000   Pennsylvania Intragovernmental
               Cooperation Authority, Special
               Tax, Philadelphia Funding
               Program,
               6.75%, 6/15/21, (FGIC)...........    1,832,754
 1,000,000   Pennsylvania State, General
               Obligation, Second Series,
               5.00%, 11/15/12, (AMBAC).........      935,520
 1,500,000   Pennsylvania State Industrial
               Development Authority, Economic
               Revenue Bonds,
               7.00%, 1/1/06, (AMBAC)...........    1,690,230
 1,000,000   Pennsylvania State Industrial
               Development Authority, Economic
               Revenue Bonds,
               7.00%, 7/1/06, (AMBAC)...........    1,132,570
 2,000,000   Pennsylvania State Higher
               Educational Facilities Authority,
               Health Services Revenue,
               Allegheny Delaware Valley
               Obligation, Series A,
               5.60%, 11/15/10, (MBIA)..........    2,016,340
 1,600,000   Pennsylvania State Higher
               Educational Facilities Authority,
               Thomas Jefferson University,
               Series A,
               6.63%, 8/15/09...................    1,726,528
 1,150,000   Philadelphia, Pennsylvania,
               Hospital & Higher Education
               Facilities, Albert Einstein
               Medical Center,
               7.63%, 4/1/11....................    1,211,513
 1,000,000   Philadelphia, Pennsylvania,
               Industrial Development Authority,
               Industrial and Commercial
               Revenue, Girard Estate Coal
               Mining Project,
               5.00%, 11/15/08..................      962,410
 4,000,000   Philadelphia, Pennsylvania, Water &
               Waste Water,
               6.25%, 8/1/12, (MBIA)............    4,302,600
             PENNSYLVANIA-- CONTINUED
$1,000,000   Pittsburgh, Pennsylvania, General
               Obligation,
               6.25%, 9/1/16, (MBIA)............  $ 1,041,330
                                                   56,343,994
             PUERTO RICO-- 15.6%
   325,000   Commonwealth of Puerto Rico,
               Highway and Transportation
               Authority, Series Q,
               7.75%, 7/1/10....................      361,832
 1,000,000   Commonwealth of Puerto Rico,
               Highway and Transportation
               Authority, Series W,
               5.50%, 7/1/13, (MBIA)............    1,002,920
 3,000,000   Commonwealth of Puerto Rico,
               Industrial Tourist, Educational,
               Medical and Environmental Control
               Facilities, Hospital Auxilio
               Mutuo Obligation Group, Series A,
               6.25%, 7/1/24, (MBIA)............    3,108,900
 3,850,000   Commonwealth of Puerto Rico, Linked
               Bond Payment Obligation,
               7.00%, 7/1/10, (MBIA) (d)........    4,419,646
 1,800,000   Commonwealth of Puerto Rico, Public
               Buildings Authority, Guaranteed
               Public Education and Health
               Facilities, Series M,
               5.70%, 7/1/09....................    1,834,164
                                                   10,727,462
             TOTAL MUNICIPAL BONDS
               (COST $65,165,797)...............   67,071,456

TEMPORARY TAX-EXEMPT INVESTMENT-- 0.7%
(COST $500,000)
   500,000   Sayre County, Pennsylvania, Health
               Care Facilities Authority
               Revenue, Pennsylvania Capital
               Financing Project, Series K,
               3.20%, 12/1/20, (AMBAC) (a)......      500,000

             TOTAL INVESTMENTS
               -- (COST $65,665,797)
               (E)......................   98.5%   67,571,456
             OTHER ASSETS AND
               LIABILITIES-- NET........    1.5     1,008,623
             NET ASSETS--...............  100.0%  $68,580,079

                                  (CONTINUED)

                                     KEYSTONE
                            PENNSYLVANIA TAX FREE FUND
                                                       (silhouette of Penn.)
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1997

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until its maturity date.
(c) Securities may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.
(e) The cost of investments for federal income tax purposes amounted to $65,665,797. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at March 31, 1997 are as follows:

Gross unrealized appreciation     $2,077,255
Gross unrealized depreciation       (171,596)
Net unrealized appreciation       $1,905,659

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Federal Guaranty Insurance Company
FHA-- Federal Housing Authority
FNMA-- Federal National Mortgage Association
MBIA-- Municipal Bond Investors Assurance

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(silhouette of Penn.)
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 March 31, 1997

ASSETS
  Investments at market value (identified cost-- $28,622,967, $11,586,778, $23,288,260, $48,328,452, $23,673,346 and
    $65,665,797, respectively)................................................................................................
  Cash........................................................................................................................
  Receivable for investments sold.............................................................................................
  Receivable for Fund shares sold.............................................................................................
  Interest receivable.........................................................................................................
  Due from Investment Manager.................................................................................................
  Prepaid expenses and other assets...........................................................................................
      Total assets............................................................................................................
LIABILITIES
  Payable for investments purchased...........................................................................................
  Payable for Fund shares redeemed............................................................................................
  Distributions to shareholders...............................................................................................
  Distribution fee payable....................................................................................................
  Due to related parties......................................................................................................
  Other accrued expenses......................................................................................................
      Total liabilities.......................................................................................................
NET ASSETS....................................................................................................................
Net assets represented by
  Paid-in capital.............................................................................................................
  Undistributed net investment income (accumulated distributions in excess of net investment income)..........................
  Accumulated net realized loss on investments................................................................................
  Net unrealized appreciation on investments..................................................................................
      TOTAL NET ASSETS........................................................................................................
Net assets consists of
  Class A.....................................................................................................................
  Class B.....................................................................................................................
  Class C.....................................................................................................................
  Class Y.....................................................................................................................
Shares outstanding (Note 2)
  Class A.....................................................................................................................
  Class B.....................................................................................................................
  Class C.....................................................................................................................
  Class Y.....................................................................................................................
NET ASSET VALUE PER SHARE
  Class A.....................................................................................................................
  Class A-- Offering price (based on sales charge of 4.75%)...................................................................
  Class B.....................................................................................................................
  Class C.....................................................................................................................
  Class Y.....................................................................................................................

                                EVERGREEN KEYSTONE

   (graphic of CA)          (graphic of Mass.)    (graphic of Missouri)  (graphic of NJ)    (graphic of NY)
     CALIFORNIA               MASSACHUSETTS               MISSOURI             NEW JERSEY           NEW YORK
        FUND                       FUND                     FUND                  FUND                FUND
      28,626,736
     $                         $ 11,787,230             $ 23,837,721          $ 49,067,831        $ 24,401,137
           2,112                      4,845                    3,183                    --               1,254
         504,399                         --                    8,391                    --                  --
          23,506                     45,100                       --               154,255                  --
         338,389                    163,799                  329,293               720,006             346,323
          14,533                        281                   16,201                    --                 431
           4,056                      4,961                    3,315                 8,767               2,289
      29,513,731                 12,006,216               24,198,104            49,950,859          24,751,434
       1,487,372                         --                       --             1,070,618                  --
          52,782                         --                    8,855                10,866                  --
         104,425                     47,298                   91,946                88,988              92,024
           6,781                      3,646                    8,445                15,024               6,897
           3,561                      2,250                    3,500                    --               1,843
          24,029                     20,619                   24,918                48,254              22,550
       1,678,950                     73,813                  137,664             1,233,750             123,314
     $27,834,781               $ 11,932,403             $ 24,060,440          $ 48,717,109        $ 24,628,120
     $28,022,448               $ 12,077,878             $ 23,718,027          $ 48,182,809        $ 24,124,474
        (104,425)                   (33,200)                 (87,930)                9,525             (64,926)
         (87,011)                  (312,727)                (119,118)             (214,604)           (159,219)
           3,769                    200,452                  549,461               739,379             727,791
     $27,834,781               $ 11,932,403             $ 24,060,440          $ 48,717,109        $ 24,628,120
     $ 4,191,597               $  2,063,325             $  2,627,406          $ 31,434,060        $  3,693,266
      21,794,495                  7,803,487               20,127,157             7,846,711          19,063,819
       1,848,689                  2,065,591                1,305,877                    --           1,871,035
              --                         --                       --             9,436,338                  --
     $27,834,781               $ 11,932,403             $ 24,060,440          $ 48,717,109        $ 24,628,120
         444,050                    223,575                  272,424             2,926,484             383,164
       2,319,559                    851,347                2,113,361               730,515           1,996,424
         197,043                    225,545                  137,158                    --             195,980
              --                         --                       --               878,516                  --
     $      9.44               $       9.23             $       9.64          $      10.74        $       9.64
     $      9.91               $       9.69             $      10.12          $      11.28        $      10.12
     $      9.40               $       9.17             $       9.52          $      10.74        $       9.55
     $      9.38               $       9.16             $       9.52                    --        $       9.55
              --                         --                       --          $      10.74                  --


(graphic of Penn.)
   PENNSYLVANIA
      FUND
$ 67,571,456
       1,840
          --
     161,598
   1,156,000
       6,179
       4,001
  68,901,074
          --
       4,519
     268,297
      15,774
       1,843
      30,562
     320,995
$ 68,580,079
$ 68,931,997
    (218,513)
  (2,039,064)
   1,905,659
$ 68,580,079
$ 24,534,521
  37,215,079
   6,830,479
          --
$ 68,580,079
   2,202,803
   3,385,350
     619,545
          --
$      11.14
$      11.70
$      10.99
$      11.02
         --

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                            STATEMENTS OF OPERATIONS
                           Year Ended March 31, 1997

INVESTMENT INCOME
  Interest....................................................................................................................
EXPENSES (NOTES 4, 5 AND 6)
  Management fee..............................................................................................................
  Distribution Plan expenses..................................................................................................
  Transfer agent fees.........................................................................................................
  Custodian fees..............................................................................................................
  Administrative and accounting expenses......................................................................................
  Auditing....................................................................................................................
  Legal.......................................................................................................................
  Printing....................................................................................................................
  Registration fees...........................................................................................................
  Amortization of organization expenses.......................................................................................
  Trustees fees...............................................................................................................
  Other.......................................................................................................................
  Fee waivers and/or reimbursement from Investment Manager....................................................................
    Total expenses............................................................................................................
  Less: Indirectly paid expenses..............................................................................................
    Net expenses..............................................................................................................
  NET INVESTMENT INCOME.......................................................................................................
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  CLOSED FUTURES CONTRACTS (NOTE 3)
  Realized gain (loss) on:
    Investments...............................................................................................................
    Closed futures contracts..................................................................................................
  Net realized gain (loss) on investments and closed futures contracts........................................................
  Net change in unrealized appreciation (depreciation) on investments.........................................................
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
    CLOSED FUTURES CONTRACTS..................................................................................................
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............................................................

 * Four months ended March 31, 1997. During this period, the California Fund and the Missouri Fund changed their fiscal year end from November 30 to March 31.
** Seven months ended March 31, 1997. During this period, the New Jersey Fund changed its fiscal year end from August 31 to March 31.

                                EVERGREEN KEYSTONE

(graphic of CA)  (graphic of Mass.) (graphic of Missouri) (graphic of NJ)    (graphic of NY)  (graphic of Penn.)
  CALIFORNIA       MASSACHUSETTS        MISSOURI          NEW JERSEY          NEW YORK        PENNSYLVANIA
    FUND*              FUND              FUND*              FUND**              FUND              FUND
  $  530,927         $ 689,218         $  491,314         $ 1,472,898        $ 1,418,910       $ 4,397,737

      51,555            63,584             46,447             135,196            135,473           390,366
      73,147            89,334             69,477              73,129            192,105           454,998
      10,465            14,962             11,842              25,207             31,226           100,426
      11,380            25,849              9,726              33,707             33,033            58,687
       3,338            17,384              3,277              11,307             14,776            14,831
       9,152             9,570              8,945              14,592              9,664            10,542
       3,639             8,078              4,956                 863              9,721            11,256
       6,233            10,561              6,122               4,108             10,771            14,867
       5,518            11,566              5,807               3,545              8,405             8,710
          30             1,596                 16                  --                422                --
          --                --                 --               2,148                 --                --
         775             4,824              1,232               7,829              4,398             7,119
     (43,885)          (97,150)           (46,528)           (173,444)          (106,560)         (169,740)
     131,347           160,158            121,319             138,187            343,434           902,062
      (1,958)           (1,087)              (924)                (23)            (3,332)           (7,594)
     129,389           159,071            120,395             138,164            340,102           894,468
     401,538           530,147            370,919           1,334,734          1,078,808         3,503,269
      58,316          (158,599)           160,739             186,579             20,521           694,925
      27,709           (34,411)            18,150                  --            (82,049)         (402,065)
      86,025          (193,010)           178,889             186,579            (61,528)          292,860
    (917,121)          153,528           (736,014)           (302,716)            15,124          (321,053)

    (831,096)          (39,482)          (557,125)           (116,137)           (46,404)          (28,193)

  $ (429,558)         $ 490,665         $ (186,206)        $ 1,218,597        $ 1,032,404       $ 3,475,076

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                            STATEMENTS OF OPERATIONS
                             Fiscal Year Ended 1996

[CAPTION]

INVESTMENT INCOME
  Interest....................................................................................................................
EXPENSES (NOTES 4, 5 AND 6)
  Management fee..............................................................................................................
  Distribution Plan expenses..................................................................................................
  Transfer agent fees.........................................................................................................
  Custodian fees..............................................................................................................
  Administrative and accounting expenses......................................................................................
  Professional fees...........................................................................................................
  Printing....................................................................................................................
  Registration fees...........................................................................................................
  Amortization of organization expenses.......................................................................................
  Trustees fees...............................................................................................................
  Insurance expense...........................................................................................................
  Other expenses..............................................................................................................
  Fee waivers and/or reimbursement from Investment Manager....................................................................
    Total expenses............................................................................................................
  Less: Indirectly paid expenses..............................................................................................
    Net expenses..............................................................................................................
  NET INVESTMENT INCOME.......................................................................................................
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  CLOSED FUTURES CONTRACTS (NOTE 3)
  Realized gain (loss) on:
    Investments...............................................................................................................
    Closed futures contracts..................................................................................................
  Net realized gain on investments and closed futures contracts...............................................................
  Net change in unrealized appreciation (depreciation) on investments.........................................................
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND CLOSED FUTURES CONTRACTS.........................................
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................................................

 * Year ended November 30, 1996.
** Six months ended August 31, 1996. During this period, the New Jersey Fund changed its fiscal year end from February 29 to August 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

(graphic of CA)  (graphic of Missouri)    (graphic of NJ)
 CALIFORNIA              MISSOURI              NEW JERSEY
    FUND*                  FUND*                 FUND**

 $ 1,721,469            $ 1,516,777            $ 1,158,964
     163,334                146,922                107,212
     231,970                212,358                 50,113
      30,208                 35,133                 12,666
      37,531                 36,477                 28,357
      24,104                 24,104                  9,468
      19,457                 19,644                  6,238
      14,451                 14,361                  9,453
      12,092                  8,178                     --
       1,360                    750                     --
          --                     --                  3,592
       1,013                  1,017                  5,511
       3,785                  4,142                  1,323
    (124,138)              (127,049)              (154,885)
     415,167                376,037                 79,048
      (4,860)                (3,594)                    --
     410,307                372,443                 79,048
   1,311,162              1,144,334              1,079,916
     309,298                508,612                     56
     (58,763)              (100,090)                    --
     250,535                408,522                     56
    (615,669)              (559,081)              (955,855)
    (365,134)              (150,559)              (955,799)
 $   946,028            $   993,775            $   124,117

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Year Ended March 31, 1997

OPERATIONS
  Net investment income.......................................................................................................
  Net realized gain (loss) on investments and closed futures contracts........................................................
  Net change in unrealized appreciation (depreciation) on investments.........................................................
    Net increase (decrease) in net assets resulting from operations...........................................................
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1)
  Net investment income:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  In excess of net investment income:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Total distributions to shareholders.......................................................................................
CAPITAL SHARE TRANSACTIONS (NOTE 2)
  Proceeds from shares sold:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Payment for shares redeemed:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Net asset value of shares issued in reinvestment of distributions:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Net increase (decrease) in net assets resulting from capital share transactions.............................................
    Total increase (decrease) in net assets...................................................................................
NET ASSETS
  Beginning of period.........................................................................................................
  END OF PERIOD...............................................................................................................
Undistributed net investment income (accumulated distributions in excess of net investment income)............................

 * Four months ended March 31, 1997. During this period, the California Fund and the Missouri Fund changed their fiscal year end from November 30 to March 31.
** Seven months ended March 31, 1997. During this period, the New Jersey Fund changed its fiscal year end from August 31 to March 31.

                                EVERGREEN KEYSTONE

(graphic of CA)  (graphic of Mass.) (graphic of Missouri) (graphic of NJ)          (graphic of NY)   (graphic of Penn.)
  CALIFORNIA       MASSACHUSETTS        MISSOURI              NEW JERSEY             NEW YORK        PENNSYLVANIA
    FUND*              FUND              FUND*                  FUND**                 FUND              FUND
 $    401,538       $   530,147       $    370,919           $  1,334,734           $ 1,078,808       $ 3,503,269
       86,025          (193,010)           178,889                186,579               (61,528)          292,860
     (917,121)          153,528           (736,014)              (302,716)               15,124          (321,053)
     (429,558)          490,665           (186,206)             1,218,597             1,032,404         3,475,076
      (72,534)          (99,998)           (43,242)              (951,954)             (194,146)       (1,419,449)
     (305,849)         (333,403)          (308,467)              (106,102)             (790,549)       (1,723,506)
      (22,898)          (96,745)           (18,770)                    --               (94,113)         (359,246)
           --                --                 --               (282,668)                   --                --
       (6,198)           (5,743)            (1,048)                    --                (5,112)               --
      (26,136)          (19,147)            (7,475)                    --               (20,815)               --
       (1,957)           (5,556)              (455)                    --                (2,478)               --
     (435,572)         (560,592)          (379,457)            (1,340,724)           (1,107,213)       (3,502,201)
      425,634           839,815            296,198              1,664,228               643,405         2,073,195
    1,345,990           918,193            754,590              5,322,261             4,923,516         5,968,801
      504,053            42,926             39,300                     --               195,183           823,705
           --                --                 --                770,248                    --                --
     (882,895)         (609,383)          (240,124)            (3,122,729)             (998,464)       (6,962,533)
   (1,731,633)         (556,450)        (2,229,437)              (190,302)           (3,452,277)       (7,472,808)
     (141,139)         (322,772)          (103,404)                    --              (689,154)       (3,919,941)
           --                --                 --               (434,606)                   --                --
       26,973            53,822             20,672                545,271               111,722           730,217
      140,579           214,508            153,879                 79,993               500,919         1,006,535
       12,654            58,350             13,082                     --                73,559           255,963
           --                --                 --                 42,501                    --                --
     (299,784)          639,009         (1,295,244)             4,676,865             1,308,409        (7,496,866)
   (1,164,914)          569,082         (1,860,907)             4,554,738             1,233,600        (7,523,991)
   28,999,695        11,363,321         25,921,347             44,162,371            23,394,520        76,104,070
 $ 27,834,781       $11,932,403       $ 24,060,440           $ 48,717,109           $24,628,120       $68,580,079
 $   (104,425)      $   (33,200)      $    (87,930)          $      9,525           $   (64,926)      $  (218,513)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Year ended March 31, 1996

OPERATIONS
  Net investment income.......................................................................................................
  Net realized gain on investments and closed futures contracts...............................................................
  Net change in unrealized appreciation (depreciation) on investments.........................................................
    Net increase in net assets resulting from operations......................................................................
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1)
  Net investment income:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  In excess of net investment income:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Total distributions to shareholders.......................................................................................
CAPITAL SHARE TRANSACTIONS (NOTE 2)
  Proceeds from shares sold:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Payment for shares redeemed:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Net asset value of shares issued in reinvestment of distributions:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
    Net increase (decrease) in net assets resulting from capital share transactions...........................................
    Total increase (decrease) in net assets...................................................................................
NET ASSETS
  Beginning of period.........................................................................................................
  END OF PERIOD...............................................................................................................
Undistributed net investment income (accumulated distributions in excess of net investment income)............................

 * Year ended November 30, 1996.
** Six months ended August 31, 1996 (Year end changed to August 31 from February
   29).

                                EVERGREEN KEYSTONE

(graphic of CA) (graphic of Mass.)  (graphic of Missouri) (graphic of NJ)      (graphic of NY)    (graphic of Penn.)
  CALIFORNIA       MASSACHUSETTS        MISSOURI              NEW JERSEY             NEW YORK        PENNSYLVANIA
    FUND*              FUND              FUND*                  FUND**                 FUND              FUND
 $  1,311,162       $   543,218       $  1,144,334           $  1,079,916           $   936,868       $ 3,676,278
      250,535           255,425            408,522                     56               325,487         1,291,054
     (615,669)         (134,154)          (559,081)              (955,855)              155,265           216,658
      946,028           664,489            993,775                124,117             1,417,620         5,183,990
     (235,059)         (117,886)          (180,167)              (862,288)             (181,786)       (1,540,624)
   (1,007,294)         (342,321)          (901,652)               (32,289)             (676,349)       (1,676,905)
      (68,809)         (103,305)           (62,515)                    --              (104,583)         (458,750)
           --                --                 --               (185,339)                   --                --
      (10,964)             (435)            (7,679)                    --                (7,630)          (51,793)
      (46,983)           (1,262)           (38,432)                    --               (28,387)          (56,375)
       (3,209)             (380)            (2,665)                    --                (4,389)          (15,423)
   (1,372,318)         (565,589)        (1,193,110)            (1,079,916)           (1,003,124)       (3,799,870)
    1,349,960           728,640          1,540,859              1,339,667             1,043,090         1,823,609
    5,739,529         1,573,350          3,156,266              2,509,436             6,303,488         9,365,368
      371,666           458,371            163,392                     --               749,393         1,526,571
           --                --                 --              9,318,727                    --                --
   (1,165,388)       (1,015,238)        (3,827,386)           (10,244,991)             (613,550)       (5,114,776)
   (5,834,556)         (727,777)        (2,803,559)               (13,260)           (1,757,331)       (3,838,463)
     (394,952)         (198,311)          (586,879)                    --            (1,480,195)       (1,930,722)
           --                --                 --               (280,780)                   --                --
       83,004            65,247            119,315                457,685               111,251           862,452
      406,441           206,616            448,603                 24,017               423,530         1,004,041
       37,702            59,663             42,351                     --                80,146           355,643
           --                --                 --                 41,210                    --                --
      593,406         1,150,561         (1,747,038)             3,151,711             4,859,822         4,053,723
      167,116         1,249,461         (1,946,373)             2,195,912             5,274,318         5,437,843
   28,832,579        10,113,860         27,867,720             41,966,459            18,120,202        70,666,227
 $ 28,999,695       $11,363,321       $ 25,921,347           $ 44,162,371           $23,394,520       $76,104,070
 $    (84,575)      $    (2,872)      $    (78,953)          $     15,515           $   (37,903)      $  (227,211)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                      STATEMENTS OF CHANGES IN NET ASSETS
                           For the Periods Indicated

OPERATIONS
  Net investment income.......................................................................................................
  Net realized gain (loss) on investments and closed futures contracts........................................................
  Net change in unrealized appreciation (depreciation) on investments.........................................................
    Net increase in net assets resulting from operations......................................................................
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1)
  Net investment income:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  In excess of net investment income:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Total distributions to shareholders.......................................................................................
CAPITAL SHARE TRANSACTIONS (NOTE 2)
  Proceeds from shares sold:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Payment for shares redeemed:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Net asset value of shares issued in reinvestment of distributions:
    Class A...................................................................................................................
    Class B...................................................................................................................
    Class C...................................................................................................................
    Class Y...................................................................................................................
  Net increase (decrease) in net assets resulting from capital share transactions.............................................
    Total increase (decrease) in net assets...................................................................................
NET ASSETS
  Beginning of period.........................................................................................................
  END OF PERIOD...............................................................................................................
Undistributed net investment income (accumulated distributions in excess of net investment income)............................

 * Year ended November 30, 1995.
** Year ended February 29, 1996.

                                EVERGREEN KEYSTONE

(graphic of CA)     (graphic of Missouri)  (graphic of NJ)
 CALIFORNIA              MISSOURI              NEW JERSEY
    FUND*                  FUND*                 FUND**
 $   970,169            $ 1,018,144            $ 1,964,872
     671,239               (405,181)                10,000
   1,882,439              3,088,294              1,701,539
   3,523,847              3,701,257              3,676,411
    (180,675)              (153,289)            (1,964,372)
    (746,674)              (791,351)                  (451)
     (47,288)               (73,504)                    --
          --                     --                    (56)
     (12,433)               (11,167)                    --
     (51,381)               (57,652)                    --
      (3,254)                (5,355)                    --
  (1,041,705)            (1,092,318)            (1,964,879)
   1,987,577              4,076,405             10,858,775
  11,405,882              7,170,581                187,450
   1,005,793                931,369                     --
          --                     --                 18,542
    (918,227)            (3,330,599)            (6,620,815)
  (2,323,287)            (1,245,399)                    --
    (229,742)              (414,529)                    --
          --                     --                     --
      45,806                103,984                958,593
     307,457                392,566                    364
      24,916                 42,017                     --
          --                     --                     56
  11,306,175              7,726,395              5,402,965
  13,788,317             10,335,334              7,114,497
  15,044,262             17,532,386             34,851,962
 $28,832,579            $27,867,720            $41,966,459
 $   (27,037)           $   (39,999)           $    15,515

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone State Tax Free Funds are separate series of Keystone State Tax Free Fund, Keystone State Tax Free Fund-- Series II and Evergreen Tax Free Trust all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end investment companies. Keystone Massachusetts Tax Free Fund ("Massachusetts Fund"), Keystone New York Tax Free Fund ("New York Fund") and Keystone Pennsylvania Tax Free Fund ("Pennsylvania Fund") are separate series of Keystone State Tax Free Fund; Keystone California Tax Free Fund ("California Fund") and Keystone Missouri Tax Free Fund ("Missouri Fund") are separate series of Keystone State Tax Free Fund-- Series II and Evergreen New Jersey Tax Free Income Fund ("New Jersey Fund") is a separate series of Evergreen Tax Free Trust, collectively known as the "Funds".

Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager of each Fund except the New Jersey Fund. Keystone is a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). First Union is the Investment Adviser for the New Jersey Fund. Each Fund offers several classes of shares. The investment objective of each Fund is to seek the highest current possible income exempt from federal income taxes and where applicable, state income taxes, while preserving capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A. VALUATION OF SECURITIES
Securities held by each Fund are valued by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Boards of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, each Fund except the New Jersey Fund, may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

D. FEDERAL INCOME TAXES
The Funds have qualified and intend to qualify in the future as a regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds are relieved of any federal income tax liability by distributing all of their net taxable investment income and net taxable capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

E. DISTRIBUTIONS
For each Fund except the New Jersey Fund, distributions from net investment income are declared and paid monthly. For the New Jersey Fund, distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to the differing treatment of market discount on securities.

F. CLASS ALLOCATIONS
Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.

                                EVERGREEN KEYSTONE

Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features.

Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.

Class Y shares for the New Jersey Fund are available without a front-end sales charge or contingent deferred sales charge only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

Each Fund, except the New Jersey Fund, has an unlimited number of shares of beneficial interest with no par value authorized. The New Jersey Fund has an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

                                                                         CALIFORNIA FUND                     MASSACHUSETTS FUND
                                                             FOUR MONTHS
                                                                ENDED              YEAR ENDED                    YEAR ENDED
                                                              MARCH 31,           NOVEMBER 30,                    MARCH 31,
                                                                 1997           1996         1995             1997        1996
CLASS A
Shares sold...............................................       44,393        140,002       210,863          90,822      77,233
Shares redeemed...........................................      (92,045)      (121,799)      (99,402)        (65,408)   (106,698)
Shares issued in reinvestment of dividends and
  distributions...........................................        2,798          8,643         4,943           5,823       6,900
Net increase (decrease)...................................      (44,854)        26,846       116,404          31,237     (22,565)
CLASS B
Shares sold...............................................      141,390        597,313     1,223,780         100,024     170,546
Shares redeemed...........................................     (181,037)      (612,458)     (254,280)        (60,790)    (78,313)
Shares issued in reinvestment of dividends and
  distributions...........................................       14,653         42,516        33,291          23,389      22,195
Net increase (decrease)...................................      (24,994)        27,371     1,002,791          62,623     114,428
CLASS C
Shares sold...............................................       53,270         38,530       107,136           4,630      48,902
Shares redeemed...........................................      (14,740)       (41,822)      (25,172)        (35,362)    (21,034)
Shares issued in reinvestment of dividends and
  distributions...........................................        1,321          3,949         2,687           6,372       6,401
Net increase (decrease)...................................       39,851            657        84,651         (24,360)     34,269

                                EVERGREEN KEYSTONE

                                 MISSOURI FUND
                                                                                FOUR MONTHS
                                                                                   ENDED                  YEAR ENDED
                                                                                 MARCH 31,               NOVEMBER 30,
                                                                                    1997             1996             1995
CLASS A
Shares sold..................................................................       30,205          156,363           429,776
Shares redeemed..............................................................      (24,613)        (392,880)         (362,420)
Shares issued in reinvestment of dividends and distributions.................        2,110           12,216            11,139
Net increase (decrease)......................................................        7,702         (224,301)           78,495
CLASS B
Shares sold..................................................................       78,288          330,193           769,123
Shares redeemed..............................................................     (231,593)        (292,558)         (134,192)
Shares issued in reinvestment of dividends and distributions.................       15,900           46,792            42,162
Net increase (decrease)......................................................     (137,405)          84,427           677,093
CLASS C
Shares sold..................................................................        4,028           17,038           101,419
Shares redeemed..............................................................      (10,736)         (61,550)          (44,088)
Shares issued in reinvestment of dividends and distributions.................        1,352            4,411             4,503
Net increase (decrease)......................................................       (5,356)         (40,101)           61,834

                                NEW JERSEY FUND

                                                                                SEVEN MONTHS      SIX MONTHS
                                                                                   ENDED            ENDED          YEAR ENDED
                                                                                 MARCH 31,        AUGUST 31,      FEBRUARY 29,
                                                                                    1997             1996            1996*
CLASS A
Shares sold..................................................................      152,942          124,249        10,858,775
Shares redeemed..............................................................     (287,177)        (949,514)       (6,620,815)
Shares issued in reinvestment of dividends and distributions.................       50,115           42,586           958,593
Net increase (decrease)......................................................      (84,120)        (782,679)        5,196,553
CLASS B
Shares sold..................................................................      488,639          234,035           187,450
Shares redeemed..............................................................      (17,415)          (1,239)               --
Shares issued in reinvestment of dividends and distributions.................        7,360            2,234               364
Net increase.................................................................      478,584          235,030           187,814
CLASS Y
Shares sold..................................................................       70,718          864,470            18,542
Shares redeemed..............................................................      (40,043)         (26,045)               --
Shares issued in reinvestment of dividends and distributions.................        3,909            3,838                56
Net increase.................................................................       34,584          842,263            18,598

* For Class B shares, the Fund share transaction is for the period January 30, 1996 (commencement of operations) through February 29, 1996. For Class Y shares, the Fund share transaction is for the period February 8, 1996 (commencement of operations) through February 29, 1996.

                                EVERGREEN KEYSTONE

                                                                         NEW YORK FUND             PENNSYLVANIA FUND
                                                                          YEAR ENDED                  YEAR ENDED
                                                                           MARCH 31,                   MARCH 31,

                                                                       1997         1996           1997         1996
CLASS A
Shares sold.......................................................     66,697      107,459        185,067      162,995
Shares redeemed...................................................   (103,151)     (63,070)      (622,861)    (455,676)
Shares issued in reinvestment of dividends and distributions......     11,528       11,515         65,422       76,584
Net increase (decrease)...........................................    (24,926)      55,904       (372,372)    (216,097)
CLASS B
Shares sold.......................................................    514,292      658,066        542,771      844,393
Shares redeemed...................................................   (359,121)    (182,936)      (677,087)    (343,491)
Shares issued in reinvestment of dividends and distributions......     52,129       44,023         91,329       90,532
Net increase (decrease)...........................................    207,300      519,153        (42,987)     591,434
CLASS C
Shares sold.......................................................     20,357       77,987         75,398      136,525
Shares redeemed...................................................    (71,587)    (155,157)      (356,046)    (173,811)
Shares issued in reinvestment of dividends and distributions......      7,661        8,359         23,192       31,980
Net decrease......................................................    (43,569)     (68,811)      (257,456)      (5,306)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended March 31, 1997:

                                                                               COST OF       PROCEEDS
                                                                              PURCHASES     FROM SALES
California Fund*..........................................................   $10,880,950    $28,020,782
Massachusetts Fund........................................................    13,094,901     12,452,429
Missouri Fund*............................................................     3,117,436      4,050,362
New Jersey Fund**.........................................................    12,549,187      6,464,045
New York Fund.............................................................    16,479,230     14,940,310
Pennsylvania Fund.........................................................    60,521,692     68,596,654

         * For the four months ended March 31, 1997.
        ** For the seven months ended March 31, 1997.

As of March 31, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                        CAPITAL
                                                          LOSS
                                                       CARRYOVER     EXPIRES 2002    EXPIRES 2003    EXPIRES 2004    EXPIRES 2005
California Fund.....................................   $   87,000     $   87,000       $     --        $     --        $     --
Massachusetts Fund..................................      310,000        117,000             --              --         193,000
Missouri Fund.......................................      106,000             --        106,000              --              --
New Jersey Fund.....................................      215,000             --         80,000         135,000              --
New York Fund.......................................      139,000          1,000         70,000              --          68,000
Pennsylvania Fund...................................    2,039,000      1,248,000        791,000              --              --

4. DISTRIBUTION PLANS

Each Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, each Fund pays its principal underwriter amounts which are calculated and paid monthly.

On December 11, 1996, the California Fund, the Massachusetts Fund, the Missouri Fund, the New York Fund and the Pennsylvania Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"). Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Funds' principal underwriter. EKD also serves as the principal underwriter for the New Jersey Fund

                                EVERGREEN KEYSTONE

For the California Fund, the Massachusetts Fund, the Missouri Fund, the New York Fund and the Pennsylvania Fund, the Class A Distribution Plan provides for expenditures, which are currently limited to 0.15% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. For the New Jersey Fund Class A Distribution Plan, expenditures are limited to 0.25% annually of the average daily net assets of Class A shares.

Pursuant to the California Fund, the Massachusetts Fund, the Missouri Fund, the New York Fund and the Pennsylvania Fund Class B and Class C Distribution Plans, each Fund pays a distribution fee which may not exceed 0.90% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.15% is used to pay service fees. The New Jersey Fund Class B shares pay a fee at an annual rate of 0.75% of Class B average daily net assets.

During the period or year ended March 31, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                 CLASS A    CLASS B     CLASS C
California Fund...............................   $ 2,121    $ 66,054    $ 4,972
Massachusetts Fund............................     2,689      67,185     19,460
Missouri Fund.................................     1,259      64,269      3,949
New Jersey Fund...............................    47,320      25,809        N/A
New York Fund.................................     5,586     166,682     19,837
Pennsylvania Fund.............................    39,570     343,818     71,610

Of the amounts paid to EKD for the New Jersey Fund, $32,121 was waived for the period ended March 31, 1997.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

At March 31, 1997, total unpaid distribution costs were as follows:

                                                          CLASS B      CLASS C
California Fund.......................................   $1,556,143    $130,741
Massachusetts Fund....................................      446,206     140,981
Missouri Fund.........................................    1,287,330     137,003
New York Fund.........................................    1,184,099     228,676
Pennsylvania Fund.....................................    2,464,474     831,646

EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from the sales of Class A shares during the period or year ended March 31, 1997;

California Fund......................................................   $1,760
Massachusetts Fund...................................................    2,309
Missouri Fund........................................................    1,481
New Jersey Fund......................................................    5,646
New York Fund........................................................    1,816
Pennsylvania Fund....................................................    2,496

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of an Investment Advisory and Management Agreement between Keystone and the California Fund, the Massachusetts Fund, the Missouri Fund, the New York Fund and the Pennsylvania Fund, Keystone provides investment management and administrative services to each Fund. In return, Keystone is paid a management fee that is computed daily and paid monthly. The management fee is calculated by applying percentage rates, which start at 0.55% and decline to 0.25% per annum as net assets increase, to the average daily net asset value of each Fund. First Union serves as the Investment Adviser to the New Jersey Fund and is paid a management fee that is computed daily and paid monthly. The fee is calculated by applying percentage rates, which start at 0.50% and decline to 0.35% per annum as net assets increase, to the average daily net asset value of the New Jersey Fund.

For the California Fund, the Massachusetts Fund, the Missouri Fund, the New York Fund and the Pennsylvania Fund, Keystone has voluntarily limited the expenses, excluding indirectly paid expenses, of Class A shares to 0.75% of their average daily net assets and has limited the expenses,

                                EVERGREEN KEYSTONE
excluding indirectly paid expenses, of Class B and C to 1.50% of the average daily net assets of each respective class. For the period or year ended March 31, 1997, Keystone or First Union waived its fee and/or reimbursed the Funds as follows:

                                                                                  FEES       EXPENSES
                                                                                 WAIVED     REIMBURSED
California Fund..............................................................   $ 43,885           --
Massachusetts Fund...........................................................     63,584     $ 33,566
Missouri Fund................................................................     46,447           81
New Jersey Fund..............................................................    135,196           --
New York Fund................................................................    106,560           --
Pennsylvania Fund............................................................    169,740           --

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, was the administrator for the New Jersey Fund. Effective March 11, 1997, Evergreen Keystone Investment Services, a subsidiary of First Union, began providing the administrative services to the New Jersey Fund that were formerly provided by Evergreen Asset. Furman Selz LLC ("Furman Selz") was the New Jersey Fund's sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman Selz mutual fund and accordingly BISYS became sub-administrator. The administrator and sub-administrator for New Jersey is entitled to an annual fee based on the average daily net assets of the funds administered by Evergreen Asset or Evergreen Keystone Investment Services for which First Union or its investment advisory subsidiaries is also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net asset value of the Fund. Evergreen Asset waived $6,127 of its administration fee for the period ended March 31, 1997.

During the period or year ended March 31, 1997, the following Funds paid or accrued to Keystone for certain accounting services as follows:

California Fund.............................................................................   $ 3,338
Massachusetts Fund..........................................................................    17,384
Missouri Fund...............................................................................     3,277
New Jersey Fund.............................................................................    11,307
New York Fund...............................................................................    14,776
Pennsylvania Fund...........................................................................    14,831

Evergreen Keystone Service Company ("EKSC") (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the California Fund, the Massachusetts Fund, the Missouri Fund, the New York Fund and the Pennsylvania Fund.

State Street Bank and Trust Company ("State Street") serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the New Jersey Fund. For certain accounts in the New Jersey Fund, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $213 for the period ended March 31, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds. Currently the Independent Trustees of the Funds, except New Jersey Fund, receive no compensation for their services.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets. The custody fees incurred, credits received and net custody expenses for the Funds are as follows for the year ended March 31, 1997:

                                                                         CUSTODY     CREDIT       NET
                                                                          FEES      RECEIVED      FEE
California Fund*......................................................   $11,380     $1,958     $ 9,422
Massachusetts Fund....................................................   25,849       1,087      24,762
Missouri Fund*........................................................    9,726         924       8,802
New Jersey Fund**.....................................................   33,707          23      33,684
New York Fund.........................................................   33,033       3,332      29,701
Pennsylvania Fund.....................................................   58,687       7,594      51,093

 * For the four months ended March 31, 1997.
** For the seven months ended March 31, 1997.

                                EVERGREEN KEYSTONE

7. DEFERRED TRUSTEE'S FEES

Each Trustee of the New Jersey Fund may defer any or all compensation related to performance of duties as a Trustee of the Fund. Each Trustees' deferred balances are allocated to deferral accounts which are included in the Fund's accrued expenses. Any gains or losses incurred in the deferral accounts are reported in the Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of March 31, 1997, Trustees of the New Jersey Fund had deferred $3,450 of their fees.

8. FINANCING AGREEMENT

A financing agreement was in place with all of the Evergreen Funds ("Evergreen") and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by Evergreen for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place with Evergreen and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under the facilities bore interest at .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum was incurred on the unused portion of the committed facility which was allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended March 31, 1997, the New Jersey Fund had no borrowings outstanding.

9. CONCENTRATION OF CREDIT RISK

The Funds invest a substantial portion of their assets in issuers located in a single state, therefore, they may be more affected by economic and political developments in a specific state or region than would be a comparable general tax-exempt mutual fund.

10. SUBSEQUENT EVENT

Effective May 5, 1997, EKSC became the transfer and dividend disbursing agent for the New Jersey Fund.

                                EVERGREEN KEYSTONE

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone State Tax Free Fund-- Series II
  Keystone State Tax Free Fund
  Evergreen Tax Free Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of the Evergreen Keystone State Tax Free Funds listed below as of March 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods presented below:

    KEYSTONE CALIFORNIA TAX FREE FUND AND KEYSTONE MISSOURI TAX FREE FUND (BOTH PORTFOLIOS CONSTITUTE KEYSTONE STATE TAX FREE FUND-- SERIES II)-- statements of operations for the four months ended March 31, 1997 and for the year ended November 30, 1996, statements of changes in net assets for the four months ended March 31, 1997 and for each of the years in the two-year period ended November 30, 1996, and financial highlights for the four months ended March 31, 1997, each of the years in the two-year period ended November 30, 1996 and the period from February 1, 1994 (commencement of operations) to November 30, 1994.

    KEYSTONE MASSACHUSETTS TAX FREE FUND, KEYSTONE NEW YORK TAX FREE FUND AND KEYSTONE PENNSYLVANIA TAX FREE FUND (EACH ONE OF THE PORTFOLIOS CONSTITUTING KEYSTONE STATE TAX FREE FUND)-- statements of operations for the year ended March 31, 1997, statements of changes in net assets for each of the years in the two-year period ended March 31, 1997, and financial highlights for each of the years in the three-year period ended March 31, 1997 and the period from February 4, 1994 (commencement of operations) to March 31, 1994 for Keystone Massachusetts Tax Free Fund and Keystone New York Tax Free Fund and financial highlights for each of the years in the six-year period ended March 31, 1997 and the period from December 27, 1990 (commencement of operations) to March 31, 1991 for Keystone Pennsylvania Tax Free Fund.

    EVERGREEN NEW JERSEY TAX FREE INCOME FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN TAX FREE TRUST)-- statement of operations for the seven months ended March 31, 1997 and the six months ended August 31, 1996, statements of changes in net assets for the seven months ended March 31, 1997, the six months ended August 31, 1996 and the year ended February 29, 1996, and the financial highlights for the seven months ended March 31, 1997, the six months ended August 31, 1996 and each of the years in the three-year period ended February 29, 1996. The financial highlights for the year ended February 28, 1993 and the period from July 16, 1991 (commencement of operations) to February 29, 1992 were audited by other auditors whose report expressed an unqualified opinion thereon.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone California Tax Free Fund, Keystone Massachusetts Tax Free Fund, Keystone Missouri Tax Free Fund, Evergreen New Jersey Tax Free Income Fund, Keystone New York Tax Free Fund and Keystone Pennsylvania Tax Free Fund as of March 31, 1997, the results of their operations for years or periods then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
May 2, 1997

                                EVERGREEN KEYSTONE

                       ADDITIONAL INFORMATION (Unaudited)

Shareholders of each Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 9, 1996. In addition, below each proposal are the results of that vote.

1. To elect the following Trustees:

                                                                                                                       PENNSYLVANIA
                                CALIFORNIA            MASSACHUSETTS            MISSOURI               NEW YORK          TAX FREE
                               TAX FREE FUND          TAX FREE FUND          TAX FREE FUND          TAX FREE FUND         FUND
                           AFFIRMATIVE  WITHHELD  AFFIRMATIVE  WITHHELD  AFFIRMATIVE  WITHHELD  AFFIRMATIVE  WITHHELD  AFFIRMATIVE
Laurence B. Ashkin........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,835,024
Frederick Amling..........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,836,707
Charles A. Austin III.....  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
Foster Bam................  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,835,024
George S. Bissell.........  2,557,375    37,562      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,836,707
Edwin D. Campbell.........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,836,707
Charles F. Chapin.........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,835,827
K. Dun Gifford............  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
James S. Howell...........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,836,707
Leroy Keith, Jr...........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
F. Ray Keyser.............  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,836,707
Gerald M. McDonnell.......  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
Thomas L. McVerry.........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
William Walt Pettit.......  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,833,956
David M. Richardson.......  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
Russell A. Salton, III
  M.D.....................  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
Michael S. Scofield.......  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
Richard J. Shima..........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735
Andrew J. Simons..........  2,557,445    37,492      825,045     1,273    2,220,726    75,222    1,848,907    44,308    4,837,735


                            WITHHELD
Laurence B. Ashkin........   93,189
Frederick Amling..........   91,507
Charles A. Austin III.....   90,478
Foster Bam................   93,189
George S. Bissell.........   91,507
Edwin D. Campbell.........   91,507
Charles F. Chapin.........   92,387
K. Dun Gifford............   90,478
James S. Howell...........   91,507
Leroy Keith, Jr...........   90,478
F. Ray Keyser.............   91,507
Gerald M. McDonnell.......   90,478
Thomas L. McVerry.........   90,478
William Walt Pettit.......   94,257
David M. Richardson.......   90,478
Russell A. Salton, III
  M.D.....................   90,478
Michael S. Scofield.......   90,478
Richard J. Shima..........   90,478
Andrew J. Simons..........   90,478

2. To approve an Investment Advisory and Management Agreement between the Funds and Keystone Investment Management Company:

                                                                            AFFIRMATIVE   AGAINST   ABSTAIN
California Tax Free Fund..................................................   2,511,012    20,293     63,621
Massachusetts Tax Free Fund...............................................     810,222     2,323     13,773
Missouri Tax Free Fund....................................................   2,170,461    67,959     57,527
New York Tax Free Fund....................................................   1,769,644    11,388    112,183
Pennsylvania Tax Free Fund................................................   4,772,296    51,463    104,453

               FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
100% of the dividends distributed by the California, Massachusetts, Missouri, New Jersey, New York and Pennsylvania Fund for the fiscal year ended March 31, 1997 are exempt from federal income tax, other than alternative minimum tax.

                           Evergreen Keystone


                (This Page Left Blank Intentionally)

                           Evergreen Keystone


                (This Page Left Blank Intentionally)

This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceded or accompanied by the fund's current prospectus. The prospectus contains important information about the fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.

                      NOT        May lose value
                     FDIC       No bank guarantee
                  INSURED

                     Evergreen Keystone Distributor, Inc.

Evergreen Keystone(SM) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997


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49564                                                       5/97